MASTER LEASE

                                 MULTIPLE LESSEE
                               MULTIPLE FACILITIES







                       STERLING ACQUISITION CORP., LESSOR

                                       AND

                     DIVERSICARE LEASING CORPORATION, LESSEE


                            DATED: November 8, 2000
                           (effective October 1, 2000)

                                TABLE OF CONTENTS

                                                                                                               Page

RECITALS..........................................................................................................1

ARTICLE I.........................................................................................................1
         1.1      Lease...........................................................................................1
         1.2      Term............................................................................................2
         1.3      Option to Renew.................................................................................2

ARTICLE II........................................................................................................3
         2.1      Definitions.....................................................................................3

ARTICLE III......................................................................................................25
         3.1      Base Rent; Monthly Installments................................................................25
         3.2      Additional Charges.............................................................................26
         3.3      Late Charge....................................................................................26
         3.4      Net Lease......................................................................................26
         3.5      Payments In The Event of a Rent Adjustment.....................................................27

ARTICLE IV.......................................................................................................27
         4.1      Payment of Impositions.........................................................................27
         4.2      Notice of Impositions..........................................................................28
         4.3      Adjustment of Impositions......................................................................28
         4.4      Utility Charges................................................................................28
         4.5      Insurance Premiums.............................................................................28

ARTICLE V........................................................................................................29
         5.1      No Termination, Abatement, etc.................................................................29

ARTICLE VI.......................................................................................................29
         6.1      Ownership of the Leased Properties.............................................................29
         6.2      Lessor's Personal Property.....................................................................30
         6.3      Lessee's Personal Property.....................................................................30
         6.4      Grant of Security Interest in Lessee's Personal Property and Accounts..........................31

ARTICLE VII......................................................................................................31
         7.1      Condition of the Leased Properties.............................................................31
         7.2      Use of the Leased Properties...................................................................32
         7.3      Certain Environmental Matters..................................................................32

ARTICLE VIII.....................................................................................................37
         8.1      Compliance with Legal and Insurance Requirements...............................................37
         8.2      Certain Covenants..............................................................................37
         8.4      Management Agreements..........................................................................40
         8.5      Other Facilities...............................................................................40
         8.6      Separateness...................................................................................40

ARTICLE IX.......................................................................................................41
         9.1      Maintenance and Repair.........................................................................41
         9.2      Encroachments, Restrictions, etc...............................................................42

ARTICLE X........................................................................................................43
         10.1     Construction of Alterations and Additions to the Leased Properties.............................43

ARTICLE XI.......................................................................................................44
         11.1     Liens..........................................................................................44

ARTICLE XII......................................................................................................44
         12.1     Permitted Contests.............................................................................44
         12.2     Lessor's Requirement for Deposits..............................................................45

ARTICLE XIII.....................................................................................................45
         13.1     General Insurance Requirements.................................................................45
         13.2     Risks to be Insured............................................................................46
         13.3     Payment of Premiums; Copies of Policies; Certificates..........................................47
         13.4     Premium Deposits...............................................................................48
         13.5     Umbrella Policies..............................................................................48
         13.6     Additional Insurance...........................................................................48
         13.7     No Liability; Waiver of Subrogation............................................................48
         13.8     Increase in Limits.............................................................................48
         13.9     Blanket Policy.................................................................................48
         13.10    No Separate Insurance..........................................................................49

ARTICLE XIV......................................................................................................49
         14.1     Insurance Proceeds.............................................................................49
         14.2     Restoration in the Event of Damage or Destruction..............................................50
         14.3     Restoration of Lessee's Property...............................................................50
         14.4     No Abatement of Rent...........................................................................50
         14.5     Waiver.........................................................................................50
         14.7     Disbursement of Insurance Proceeds Equal to or Greater Than The Approval Threshold.............50
         14.8     Net Proceeds Paid to Facility Mortgagee........................................................52

ARTICLE XV.......................................................................................................53
         15.1     Total Taking or Other Taking with Leased Property Rendered Unsuitable for Its
                      Primary Intended Use.......................................................................53
         15.2     Allocation of Award............................................................................54
         15.3     Partial Taking.................................................................................54
         15.4     Temporary Taking...............................................................................54
         15.5     Awards Paid to Facility Mortgagee..............................................................55

ARTICLE XVI......................................................................................................56
         16.1     Lessor's Rights Upon an Event of Default.......................................................56
         16.2     Certain Remedies...............................................................................56
         16.3     Damages........................................................................................56
         16.4     ...............................................................................................57
         16.5     Waiver.........................................................................................57
         16.6     Application of Funds...........................................................................57
         16.7     Bankruptcy.....................................................................................58

ARTICLE XVII.....................................................................................................58
         17.1     Lessor's Right to Cure Lessee's Default........................................................58

ARTICLE XVIII....................................................................................................59
         18.1     Holding Over...................................................................................59
         18.2     Indemnity......................................................................................59

ARTICLE XIX......................................................................................................59
         19.1     Subordination..................................................................................59
         19.2     Attornment.....................................................................................60
         19.3     Lessee's Certificate...........................................................................60

ARTICLE XX.......................................................................................................60
         20.1     Risk of Loss...................................................................................60

ARTICLE XXI......................................................................................................61
         21.1     Indemnification................................................................................61

ARTICLE XXII.....................................................................................................62
         22.1     General Prohibition against Transfers..........................................................62
         22.2     Subordination and Attornment...................................................................62
         22.3     Sublease Limitation............................................................................62

ARTICLE XXIII....................................................................................................63
         23.1     Officer's Certificates and Financial Statements................................................63
         23.2     Public Offering Information....................................................................65

ARTICLE XXIV.....................................................................................................66
         24.1     Lessor's Right to Inspect......................................................................66

ARTICLE XXV......................................................................................................66
         25.1     No Waiver......................................................................................66

ARTICLE XXVI.....................................................................................................66
         26.1     Remedies Cumulative............................................................................66

ARTICLE XXVII....................................................................................................66
         27.1     Acceptance of Surrender........................................................................66

ARTICLE XXIII....................................................................................................66
         28.1     No Merger of Title.............................................................................66
         28.2     No Partnership.................................................................................67

ARTICLE XXIX.....................................................................................................67
         29.1     Conveyance by Lessor...........................................................................67

ARTICLE XXX......................................................................................................67
         30.1     Quiet Enjoyment................................................................................67

ARTICLE XXXI.....................................................................................................67
         31.1     Notices........................................................................................67

ARTICLE XXXII....................................................................................................68
         32.1     Appraisers.....................................................................................68

ARTICLE XXXIII...................................................................................................70
         33.1     Breach by Lessor...............................................................................70
         33.2     Compliance With Facility Mortgage..............................................................70

ARTICLE XXXIV....................................................................................................70
         34.1     Disposition of Personal Property on Termination; Lessor's Option to Purchase...................70
         34.2     Facility Trade Names...........................................................................71
         34.3     Transfer of Operational Control of the Facilities..............................................71
         34.4     Intangibles and Personal Property..............................................................73

ARTICLE XXXV.....................................................................................................73
         35.1     Arbitration....................................................................................73

ARTICLE XXXVI....................................................................................................74
         36.1     Miscellaneous..................................................................................74

ARTICLE XXXVII...................................................................................................76
         37.1     Commissions....................................................................................76

ARTICLE XXXVIII..................................................................................................76
         38.1     Memorandum or Short Form of Lease..............................................................76

ARTICLE XXXIX....................................................................................................76
         39.3     Application of Security Deposit................................................................77
         39.4     Transfer of Security Deposit...................................................................78

EXHIBIT A.......................................................................................................A-1
         DESCRIPTION OF LAND....................................................................................A-1

EXHIBIT B.......................................................................................................B-1
         PERMITTED ENCUMBRANCES.................................................................................B-1

EXHIBIT C.......................................................................................................C-1
         LESSEE'S CERTIFICATE...................................................................................C-1

EXHIBIT D.......................................................................................................D-1
         MEMORANDUM OR SHORT FORM OF LEASE......................................................................D-1

SCHEDULE A Excluded Personal Property of Lessee.................................................................S-1

                 CONSOLIDATED AMENDED AND RESTATED MASTER LEASE

         THIS CONSOLIDATED AMENDED AND RESTATED MASTER LEASE ("Lease") is executed and delivered as of this 8th day of November, 2000, effective as of October 1, 2000, and is entered into by (i) STERLING ACQUISITION CORP., a Kentucky corporation ("Lessor"), the address of which is 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, and (ii) DIVERSICARE LEASING CORPORATION, a Tennessee corporation, the address of which is 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 ("Lessee").

                                    RECITALS

         The circumstances underlying the execution and delivery of this Lease are as follows:

         A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in Article II, below.

         B. The parties hereto are parties to the Existing Leases. Prior hereto, all of the lessor's interests in the Existing Leases have been consolidated into Lessor, and all of the lessee's interests in the Existing Leases have been consolidated into Lessee.

         C. The parties hereto wish to amend, restate, and consolidate the Existing Leases on the terms and conditions set forth herein.

         NOW THEREFORE Lessor and Lessee agree as follows:


                                    ARTICLE I

         1.1 Lease. Upon and subject to the terms and conditions hereinafter set forth, Lessor leases to Lessee the Leased Properties located in Alabama, Arkansas, Florida, Kentucky, Ohio, Tennessee, and West Virginia and comprising the Facilities described on Exhibits A- 1 through A-28 (the "Leased Properties").

         The Existing Leases are hereby amended, restated and consolidated in their entirety as set forth in this Lease to provide for the continued leasing of the Leased Properties by Lessee. From and after the Commencement Date, the leasing of the Leased Properties by Lessee from Lessor, and the rights and obligations of the parties with respect thereto, shall be determined as set forth and described in this Lease. However, the lessees and lessors pursuant to the Existing Leases are only released from those obligations under the Existing Leases only to the extent set forth in the Settlement and Restructuring Agreement.

         The Leased Properties are leased subject to all covenants, conditions, restrictions, easements and other matters affecting each Leased Property, whether or not of record, including the Permitted Encumbrances and other matters which would be disclosed by an inspection of the Leased Properties or by an accurate survey thereof, provided, however, that the foregoing will not materially interfere with the Primary Intended Use of the Leased Property by Lessee as set forth in this Lease.

         This Lease constitutes one indivisible lease of the Leased Properties to multiple tenants, and not separate leases governed by similar terms. The Leased Properties constitute one economic unit, and the Base Rent and all other provisions have been negotiated and agreed to based on a demise of all of the Leased Properties as a single, composite, inseparable transaction and would have been substantially different had separate leases or a divisible lease been intended. Except as expressly provided herein for specific, isolated purposes (and then only to the extent expressly otherwise stated), all provisions of this Lease apply equally and uniformly to all the Leased Properties as one unit. An Event of Default with respect to any Leased Property is an Event of Default as to all of the Leased Properties. The parties intend that the provisions of this Lease shall at all times be construed, interpreted and applied so as to carry out their mutual objective to create an indivisible lease of all the Leased Properties and, in particular but without limitation, that for purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. 365, this is one indivisible and non-severable lease and executory contract dealing with one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Leased Properties covered hereby.

         1.2 Term. The initial term of this Lease ("Initial  Term") shall be ten
(10) Lease Years. The Initial Term shall commence on the Commencement Date and end on the Initial Term Expiration Date, subject to renewal as set forth in
Section 1.3, below.

         1.3 Option to Renew. Lessee is hereby granted one (1) option to renew this Lease for an additional, successive period of ten (10) Lease Years, for a maximum Term if such option is exercised of twenty (20) Lease Years, on the following terms and conditions: (a) the option to renew is exercisable only by Notice to Lessor at least three hundred sixty-five (365) days prior to the expiration of the Initial Term; (b) the absence of any Event of Default both at the time a renewal option is exercised and at the commencement of a Renewal Term is a condition precedent to any renewal of the Term; and (c) during a Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect.

         1.4 Saving Provisions. If Lessee fails to notify Lessor of the exercise of the extension option which Lessee has the right to exercise hereunder within the required time, its option to extend shall nevertheless remain full force and effect for a period of fifteen (15) days after Notice from Lessor subsequent to the required time setting forth the expiration date of this Lease and advising Lessee that Notice of extension has not been received. The right to renew as thereby extended shall expire on the close of business on the fifteenth day after Notice, and may be thereafter not be exercised by Lessee.

                                   ARTICLE II

         2.1 Definitions. For all purposes of this Lease, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP as at the time applicable, (iii) all references in this Lease to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (iv) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision.

                  Additional   Charges:   All  Impositions  and  other  amounts,
liabilities and obligations which Lessee assumes or agrees to pay under this Lease, including, without limitation, the Annual Site Inspection Fee.

                  Adjustment Date: October 1, 2003, and each October 1 thereafter throughout the Term of this Lease.

                  Advocat: Advocat, Inc., a Delaware corporation.

                  Advocat Concentration Account: As defined in the Settlement and Restructuring Agreement.

                  Affiliate: Any Person which, directly or indirectly, Controls or is Controlled by or is under common Control with another Person.

                  AmSouth: AmSouth Bank.

                  AmSouth Loan Documents: The documents evidencing and securing the indebtedness of Advocat and its Affiliates to AmSouth as of the date of execution and delivery of this Lease.

                  Annual Site Inspection Fee: An annual fee of One Thousand Dollars ($1,000.00) for each Facility included within the Leased Properties actually inspected by Lessor during each Lease Year throughout the Term beginning with the Second (2nd) Lease Year which shall be paid by Lessee within thirty (30) days after receipt by Lessee of an invoice therefor together with a copy of the complete site inspection report made with respect to each Facility for which payment is requested.

                  Approval Threshold: One Hundred Fifty Thousand Dollars ($150,000.00).

                  Assessment: Any governmental assessment on the Leased Properties or any part thereof for public or private improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term.

                  Assumed Indebtedness: Any indebtedness or other obligations of third parties from whom Lessor has acquired any Leased Property, expressly assumed in writing by Lessor, and existing at the time of acquisition of the Leased Property secured by a mortgage, deed of trust or other security agreement to which Lessor's title to the Leased Properties is subject.

                  Award: All compensation, sums or anything of value awarded, paid or received in connection with a total or partial Taking.

                  Base Rent:

                  (A) During the Initial Term, the Base Rent shall be:

                         (1) For the first (1st) Lease Year,  Ten Million  Eight
                    Hundred Seventy Five Thousand Dollars ($10,875,000.00);

                         (2) For the second (2nd) Lease Year,  Ten Million Eight
                    Hundred Seventy Five Thousand Dollars ($10,875,000.00);

                         (3) For the third (3rd) Lease Year, Eleven Million Five
                    Hundred Thousand Dollars ($11,500,000.00);

                         (4) For each of the fourth (4th)  through  tenth (10th)
                    Lease  Years,  the lesser of (i) the Base Rent for the third
                    (3rd) Lease Year increased by a percentage equal to two (2) times the percentage increase in the CPI (if positive) from the commencement date of the third (3rd) Lease Year to the Adjustment Date in each of the fourth (4th) through tenth
                    (10th) Lease Years, as applicable and (ii) the following amounts for each Lease Year:

                               Lease Year                         Base Rent
                               ----------                         ---------
                                    4                            $11,845,000
                                    5                            $12,200,350
                                    6                            $12,566,360
                                    7                            $12,943,351
                                    8                            $13.331.651
                                    9                            $13,731,601
                                    10                           $14,143,549

         Under no circumstances will the Base Rent in any Lease Year be less than the Base Rent during the preceding Lease Year.

                  (B) During the Renewal Term, the Base Rent shall be:

                           (1) For the first Lease Year of the Renewal Term, the
                  greater of (a) the Base Rent during the tenth (10th) Lease Year of the Initial Term and (b) the Fair Market Rent for the Leased Properties on the first day of such Renewal Term as agreed upon by Lessor and Lessee, or, if prior to the commencement of the Renewal Term they are unable to agree, as determined by an appraisal pursuant to Article XXXII of this Lease; provided, however, that the Base Rent for the first Lease Year of the Renewal Term shall not exceed one hundred ten percent (110%) of the Base Rent for the Lease Year immediately preceding the commencement of the Renewal Term; and

                           (2) For each of the second  (2nd)  through  the tenth
                  (10th) Lease Years during the Renewal Term, the lesser of (i) the Base Rent for the first (1st) Lease Year of the Renewal Term, increased by a percentage equal to two (2) times the percentage increase in the CPI (if positive) from the commencement date of the Renewal Term to the Adjustment Date in each of the second (2nd) through tenth (10th) Lease Years, as applicable (the "Adjustment Date"), and (ii) the product of the Base Rent during the first (1st) Lease Year of the Renewal Term and the following percentage:

                             Lease Year During            Applicable Percentage
                               Renewal Term               ---------------------
                               ------------
                                      2                          1.03%
                                      3                          1.061%
                                      4                          1.093%
                                      5                          1.126%
                                      6                          1.159%
                                      7                          1.194%
                                      8                          1.23%
                                      9                          1.267%
                                     10                          1.305%


                  Under no circumstances will the Base Rent in any Lease Year during the Renewal Term be less than the Base Rent during the preceding Lease Year.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which national banks in the City of New York, New York are authorized, or obligated, by law or executive order, to close.

                  Capital Expenditures Reserve Account: As defined in Section 8.3.1.

                  Capitalization Rate:  Nine percent (9%) (See Section 15.3).

                  Capitalized Leases: Leases that in accordance with GAAP are required to be capitalized for financial reporting purposes.

                  Capitalized   Lease   Obligations:   All   obligations   under
Capitalized Leases the amount of the indebtedness for which shall be the capitalized amount of such obligations determined in accordance with GAAP.

                  Casualty/Condemnation Reduction Percentage: The percentage obtained by dividing the Retained Amount by the Investment Amount.

                  Citation: Any operational or physical plant deficiency set forth in writing with respect to a Facility by any governmental body or agency, or Medicare intermediary, having regulatory oversight over a Facility, Lessee or Manager, with respect to which the scope and severity of the penalty for such deficiency, if not cured, is one or more of the following: loss of licensure, decertification of a Facility from participation in the Medicare and/or Medicaid programs, appointment of a temporary manager or denial of payment for new admissions.

                  Clean-Up: The investigation, removal, restoration, remediation and/or elimination of, or other response to, Contamination, in each case to the satisfaction of all governmental agencies having jurisdiction, in compliance with or as may be required by Environmental Laws.

                  Code:  The Internal Revenue Code of 1986, as amended.

                  Commencement Date: October 1, 2000, even though this Lease has been executed subsequent thereto. Base Rent and other payments made by Lessee under the Existing Leases attributable to the period on and after October 1, 2000 and prior to the date of execution of this Lease shall be applied to Base Rent and other payments due hereunder.

                  Condemnor: Any public or quasi-public authority, or private corporation or individual, having the power of condemnation.

                  Consolidated Financial Statement:

                  (a) For each quarter during Lessee's fiscal year, on a consolidated basis for Lessee, (i) a statement of earnings for the current period and fiscal year to the end of such period, with a comparison to the corresponding figures for the corresponding period in the preceding fiscal year from the beginning of the fiscal year to the end of such period, and (ii) a balance sheet as of the end of the period, with a comparison to the corresponding figures for the corresponding period in the preceding fiscal year from the beginning of the fiscal year to the end of such period.

                  (b) For Lessee's fiscal year, the Consolidated Financial Statement shall be a financial report for Lessee on a consolidated basis, reviewed by a "big five" accounting firm or any other firm of independent certified public accountants reasonably acceptable to Lessor, containing the Lessee's balance sheet as of the end of that year, its related profit and loss, a statement of shareholder's equity for that year, a statement of cash flows for that year, and such comments and financial details as are customarily included in reports of like character. Lessor shall have the right upon reasonable Notice to Lessee to cause any such Consolidated Financial Statement to be audited at Lessor's expense by certified public accountants selected by Lessor. Lessee shall cooperate in any such audit and shall provide the auditors selected by Lessor with access to and the opportunity to copy at Lessor's expense such books, records and other materials as such auditors may reasonably request in order to perform their audit.

                  (c) For Advocat's fiscal year, the Consolidated Financial Statements shall be an audited financial report prepared by a "big five" accounting firm or any other firm of independent certified public accountants reasonably acceptable to Lessor, containing Advocat's balance sheet as of the end of that year, its related profit and loss, a statement of shareholder's equity for that year, a statement of cash flows for that year, and such comments and financial details as are customarily included in reports of like character and the opinion of the certified public accountants as to the fairness of the statements therein.

                  Construction Funds: The Net Proceeds and such additional funds as may be deposited with Lessor by Lessee pursuant to Section 14.6 for restoration or repair work pursuant to this Lease.

                  Contamination: The presence, Release or threatened Release of any Hazardous Substance at the Leased Properties in violation of any Environmental Law, or in a quantity that would give rise to any affirmative Clean-Up obligations under an Environmental Law, including, but not limited to, the existence of any injury or potential injury to public health, safety, natural resources or the environment associated therewith, or any other environmental condition at, in, about, under or migrating from or to the Leased Properties.

                  Control (and its corollaries "Controlled by" and "under common Control with"): Possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, through the ownership of voting securities, partnership interests or other equity interests, or by any other device.

                  CPI or Consumer Price Index: As of any date, the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers (1982=84=100), U.S. City Average, All Items, or, if that index is not available at the time in question, the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the United States that most closely corresponds to the entire United States, published by such Department, or if none, by any other instrumentality of the United States, calculated in this Lease as the CPI attributable to the month three months prior to the applicable date herein (e.g., the CPI used to calculate the adjustment in Base Rent as of October 1, 2005, shall be the CPI for the month of July, 2005, compared to the CPI for the month of July, 2002).

                  Coverage Ratio: For any period, the ratio of EBITDARM divided by Debt Service.

                  Current Ratio: At any period, Lessee's Current Assets divided by Lessee's Current Liabilities.

                  Date of Taking: The date on which the Condemnor has the right to possession of the Leased Property that is the subject of the Taking or Partial Taking.

                  Debt: As of any date, all (a) obligations of a Person, whether current or long-term, that in accordance with GAAP should be included as liabilities on such Person's balance sheet; (b) Capitalized Lease Obligations of such Person; (c) obligations of others for which that Person is liable directly or indirectly, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (d) liabilities and obligations secured by liens of any assets of that Person, whether or not those liabilities or obligations are recourse to that Person; and (e) liabilities of that Person, direct or contingent, with respect to letters of credit issued for the account of that Person or others or with respect to bankers acceptances created for that Person.

                  Debt Service: With respect to any fiscal period of a Person, the sum of (a) all interest due on Debt during the period (other than interest imputed, pursuant to GAAP, on any Capitalized Lease Obligations and interest on Debt that comprises Purchase Money Financing), (b) all payments of principal of Debt required to be made during the period and (c) all Rent due during the period.

                  Distribution: Any payment or distribution of cash or any assets of Lessee or a Sublessee to one or more shareholders of Lessee or to any Affiliate of Lessee, whether in the form of a dividend, a fee for management in excess of the fee required by the terms of a Management Agreement, a payment for services rendered (except as provided in the next sentence), a reimbursement for overhead incurred on behalf of Lessee, or a payment on any debt required by this Lease to be subordinated to the rights of Lessee. Notwithstanding the foregoing, none of the following are a Distribution: (i) payment of the fee permitted by the terms of the Management Agreement, (ii) any payment pursuant to a contract with an Affiliate of Lessee or Sublessee which contract is upon terms and conditions that are fair and substantially similar to those that would be available on an arm's length basis, and (iii) reimbursement by Lessee or Sublessee to an Affiliate for third party expenses (but not overhead) paid by the Affiliate on behalf of or which are fairly allocable to Lessee or Sublessee.

                  DLC: Diversicare Leasing Corporation, a Tennessee corporation and a Lessee herein.

                  EBITDARM: For any period, the sum of (a) Net Income of Lessee arising solely from the operation of the Facilities during the period, and (b) the amounts deducted in computing the Net Income of Lessee for the period for
(i) depreciation. (ii) amortization, (iii) Base Rent, (iv) interest (including payments in the nature of interest under Capitalized Leases and interest on any Purchase Money Financing), (v) income taxes (or, if greater, income taxes actually paid during the period) and (vi) management fees.

                  Encumbrance: Any mortgage, deed of trust, lien, encumbrance or other matter affecting title to the Leased Properties, or any portion thereof or interest therein, securing any borrowing or other means of financing or refinancing.

                  Environmental Audit: A written certificate, in form and substance satisfactory to Lessor, from an environmental consulting or engineering firm acceptable to Lessor, which states that there is no Contamination on the Leased Properties and that the Leased Properties are otherwise in strict compliance with Environmental Laws.

                  Environmental Documents: Each and every (i) document received by Lessee or any Affiliate from, or submitted by Lessee or any Affiliate to, the United States Environmental Protection Agency and/or any other federal, state, county or municipal agency responsible for enforcing or implementing Environmental Laws with respect to the condition of the Leased Properties, or Lessee's operations at the Leased Properties; and (ii) review, audit, report, or other analysis data pertaining to environmental conditions, including, but not limited to, the presence or absence of Hazardous Substances, at, in, or under or with respect to the Leased Properties that have been prepared by, for or on behalf of Lessee.

                  Environmental Laws: All federal, state and local laws (including, without limitation, common law), statutes, codes, ordinances, regulations, rules, orders, permits or decrees of the United States and the States (or any political subdivision thereof) in which any Leased Property is located relating to the introduction, emission, discharge or Release of Hazardous Substances into the indoor or outdoor environment (including without limitation, air, surface water, groundwater, land or soil) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, transportation, disposal, or Release of Hazardous Substances; or the Clean-Up of Contamination, all as are now or may hereinafter be in effect.

                  Event of Default:  The occurrence of any of the following:

                  (a) Lessee fails to pay or cause to be paid the Rent when due and payable and such failure is not cured by Lessee within a period of five (5) days after Notice thereof from Lessor, provided that Lessee shall be entitled to such Notice and may avail itself of such cure period no more than two (2) times in any calendar year;

                  (b) Lessee, on a petition in bankruptcy filed against it, is adjudicated a bankrupt or has an order for relief thereunder entered against it, or a court of competent jurisdiction enters an order or decree appointing a receiver of Lessee or any Guarantor or of the whole or substantially all of its property, or approving a petition filed against Lessee seeking reorganization or arrangement of Lessee under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree is not vacated or set aside or stayed within sixty
(60) days from the date of the entry thereof, subject to the applicable provisions of the Bankruptcy Code (11 USC ss.101 et. seq.) and to the provisions of Section 16.7, below;

                  (c) Lessee: (i) Admits in writing its inability to pay its debts generally as they become due, (ii) files a petition in bankruptcy or a petition to take advantage of any insolvency law, (iii) makes a general assignment for the benefit of its creditors, (iv) consents to the appointment of a receiver of itself or of the whole or any substantial part of its property, or

(v) files a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, subject to the applicable provisions of the Bankruptcy Code (11 USC ss.101 et. seq.) and to the provisions of Section 16.7, below;

                  (d) Lessee is finally liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or has filed against it a petition or other proceeding to cause it to be liquidated or dissolved and the proceeding is not dismissed within thirty (30) days thereafter, or Lessee in any manner permits the sale or divestiture of substantially all of its assets necessary or related to the use and operation of the Leased Properties;

                  (e) The estate or interest of Lessee in the Leased Properties or any part thereof is levied upon or attached in any proceeding and the same is not vacated or discharged within thirty (30) days thereafter (unless Lessee is in the process of contesting such lien or attachment in good faith in accordance with Article XII hereof);

                  (f) Lessee voluntarily ceases operation of any Facility for a period in excess of five (5) Business Days except upon prior Notice to, and with the express prior written consent of Lessor pursuant to the terms of the Settlement and Restructuring Agreement or other written agreement of the Lessor and Lessee, or as the unavoidable consequence of damage or destruction as a result of a casualty, or a Partial or total Taking;

                  (g) Any representation or warranty made by Lessee in the Settlement and Restructuring Agreement, the Stock Issuance and Subscription Agreement, or in the certificates delivered in connection therewith proves to be untrue when made in any material respect, Lessor is materially and adversely affected thereby, and Lessee fails within thirty (30) days after Notice from Lessor thereof to cure such condition by terminating such adverse effect and making Lessor whole for any damage suffered therefrom, or, if with due diligence such cure cannot be effected within thirty (30) days, if Lessee has failed to commence to cure the same within the thirty (30) days or failed thereafter to proceed promptly and with due diligence to cure such condition and complete such cure prior to the time that such condition causes a default in any Facility Mortgage or any other lease to which Lessee is subject and prior to the time that the same results in civil or criminal penalties to Lessor, Lessee, any Affiliates of either or the Leased Properties;

                  (h) Lessee (or, if applicable, any Sublessee or Manager):

                           (i) has its license to operate any Facility as a provider of health care services in accordance with its Primary Intended Use suspended or revoked, or its right to so operate a Facility suspended, and the effect of such suspension or revocation is not stayed or cured within three (3) Business Days of Lessee's first knowledge thereof;

                           (ii) has its right to accept patients suspended, and the effect is not stayed or cured within thirty (30) days of Lessee's first knowledge thereof;

                           (iii)    receives  a  Citation   with  respect  to  a
                                    Facility and fails to cure the condition that is the subject of the Citation within the period of time required for such cure by the issuer of the Citation or, if longer, the period of time set forth in a Plan of Correction accepted by the issuer of the Citation;

Notwithstanding the foregoing, the conditions described in the Subsection (h) shall not be an Event of Default if such conditions at any time are applicable to two (2) or fewer Facilities, and if Lessee complies with the provisions of
Section 39.2 relating to increasing the Security Deposit.

                  (i) Lessee defaults, or permits a default (which default was not exclusively in Lessor's control) under any Facility Mortgage, related documents or obligations thereunder which default is not cured within any applicable cure period provided for therein;

                  (j) A default occurs under any Guaranty, which default is not cured within the applicable cure period, if any;

                  (k) A Transfer occurs without the prior written consent of Lessor;

                  (l) A default occurs under the Security Agreement, which default is not cured within the applicable cure period, if any;

                  (m) A default occurs under the Settlement and Restructuring Agreement, which default is not cured within the applicable cure period, if any;

                  (n) Advocat fails to begin paying interest on the Subordinated Note, fails to begin paying cash dividends on the Preferred Stock (as defined in the Settlement and Restructuring Agreement) or defaults beyond any applicable notice and cure period in its obligations under the Subordinated Note or the instruments governing the Preferred Stock.

                  (o) A default occurs under the Subordinated Note, which default is not cured within the applicable cure period, if any;

                  (p) A default occurs under the Stock Issuance and Subscription Agreement, which default is not cured within the applicable cure period, if any;

                  (q) A default by Lessee occurs under any other contract affecting any Facility or Lessee, which default results in a material adverse affect on any Facility or Lessee, and which default is not cured within the applicable time period, if any;

                  (r) Any "Triggering Event" occurs under the terms of the Settlement and Restructuring Agreement;

                  (s) Lessee or an Affiliate of Lessee defaults beyond any applicable grace period in the payment of any material amount or the performance of any material act required of Lessee or such Affiliate by the terms of any other lease or other agreement between Lessee or such Affiliate and Lessor or any Affiliate of Lessor;

                  (t) Lessee fails to observe or perform any other term, covenant or condition of this Lease and the failure is not cured by Lessee within a period of thirty (30) days after Notice thereof from Lessor, unless the failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed an Event of Default if and for so long as Lessee proceeds promptly and with due diligence to cure the failure and completes the cure prior to the time that the same causes a default in any Facility Mortgage and prior to the time that the same results in civil or criminal penalties to Lessor, Lessee, any Affiliates of either or to the Leased Properties; or

                  (u) Lessee breaches any of the covenants set forth in Article VIII hereof and the breach is not cured within a period of the shorter of (i) thirty (30) days after the Notice thereof from Lessor, and (ii) fifteen (15) days following the date of delivery of a certificate pursuant to Section 23.1
(i) or 23.1 (ii).
Lessor, at Lessor's sole discretion, may deliver Notice to Lessee electing to not treat a default as an Event of Default hereunder.

                  Executive Officer: The Chairman of the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the President, any Vice President and the Secretary of any corporation, a general partner of any partnership and a managing member of any limited liability company upon which service of a Notice is to be made.

                  Existing Leases: (i) That certain Master Lease dated August 14, 1992 by and between Diversicare Corporation of America, Inc., as lessee, and Omega Healthcare Investors, Inc., as lessor covering nineteen (19) of the Facilities located in Tennessee, Arkansas and Alabama, as amended by Consent, Assignment and Amendment Agreement dated May 10, 1994 and First Amendment to Master Lease dated as of March 3,1999, the lessee's interest in which has been assigned to and assumed by Lessee and the lessor's interest in which has been acquired by the lessor herein; and

                  (ii) That certain Master Lease dated December 1, 1994 by and between Sterling Health Care Management, Inc., a Kentucky corporation, as lessee, and the Lessor herein, as lessor, covering six (6) of the Facilities located in Kentucky and Ohio, as amended by First Amendment to Master Lease dated as of March 3, 1999, the lessee's interest in which has been assigned to and assumed by Lessee; and

                  (iii) That certain Master Sublease dated December 1, 1994 by and between Sterling Health Care Management, Inc., a Kentucky corporation, as sublessee, and OS Leasing Company, as sublessor and as lessee under an Overlease with Sterling Acquisition Corp. II, as lessor, covering one (1) of the

Facilities located in Ohio, as amended by First Amendment to Master Sublease dated as of March 3, 1999, the Lessee's interest in which has been assigned to and assumed by Lessee and the sublessor's interest in which, as well as the lessor's interest under the Overlease, has been acquired by the Lessor herein; and

                  (iv) That certain Master Lease dated February 1, 1997 by and between Sterling Health Care Management, Inc., as lessee, and Lessor here, as lessor, covering the two (2) Facilities located in West Virginia, as amended by First Amendment to Master Lease dated as of August 10, 2000.

                  Expiration Date: The Initial Term Expiration Date or the Renewal Term Expiration Date, as applicable.

                  Facility(ies):   Each  health  care   facility  on  the  Land,
including the Leased Property associated with such Facility, and together, all such facilities on the Leased Properties.

                  Facility Mortgage: Any mortgage, deed of trust or other security agreement placed upon any or all of the Leased Properties and of which Notice together with a copy of such mortgage, deed of trust or other security agreement has been provided to Lessee, which with the express, prior, written consent of Lessor is a lien upon any or all of the Leased Properties, whether such lien secures an Assumed Indebtedness or another obligation or obligations.

                  Facility Mortgagee: The secured party to a Facility Mortgage.

                  Facility Trade Names: The name(s) under which the Facilities have done business during the Term. The Facility Trade Names in use by the Facilities on the Commencement Date are set forth on attached Exhibit A.

                  Fair Market Rent: The rent that, at the relevant time, a Facility would most probably command in the open market, under a lease on substantially the same terms and conditions as are set forth in this Lease with a lessee unrelated to Lessor having experience and a reputation in the health care industry and a credit standing reasonably equivalent to that of Lessee, and, if this Lease is guaranteed, with such lease being guaranteed by guarantors having a net worth at least equal to that of Guarantors, with evidence of such rent being the rent that is being asked and agreed to at such time under any leases of facilities comparable to such Facility being entered into at such time in which the lessees and lease guarantors meet the qualifications set forth in this sentence. Fair Market Rent shall be determined in accordance with the appraisal procedure set forth in Article XXXII or in such other manner as may be mutually acceptable to Lessor and Lessee.

                  Fair Market Value: The fair market value of a Facility at the relevant time (i) assuming the same is unencumbered by this Lease, and (ii) determined in accordance with the appraisal procedure set forth in Article XXXII or in such other manner as may be mutually acceptable to Lessor and Lessee.

                  Fixtures:  Collectively,  all permanently  affixed  equipment, machinery, fixtures, and other items of real and/or personal property (excluding Lessor's Personal Property), including all components thereof, now and hereafter located in, on or used in connection with, and permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus (other than individual units), sprinkler systems and fire and theft protection equipment, built-in oxygen and vacuum systems, towers and other devices for the transmission of radio, television and other signals, all of which, to the greatest extent permitted by law, are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto.

                  Force Majeure: An event or condition beyond the control of a Person, including without limitation a flood, earthquake, or other Act of God; a fire or other casualty resulting in a complete or partial destruction of the Facility in question; a war, revolution, riot, civil insurrection or commotion, terrorism, or vandalism; unusual governmental action, delay, restriction, or regulation not reasonably to be expected; a contractor or supplier delay or failure in performance (not arising from a failure to pay any undisputed amount due), or a delay in the delivery of essential equipment or materials; bankruptcy or other insolvency of a contractor, subcontractor, or construction manager (not an Affiliate of the party claiming Force Majeure); a strike, slowdown, or other similar labor action; or any other similar event or condition beyond the reasonable control of the party claiming that Force Majeure is delaying or preventing such party from timely and fully performing its obligations under this Lease; provided that in any such event, the party claiming the existence of Force Majeure shall have given the other party Notice of such claim within fifteen (15) days after becoming aware thereof, and if the party claiming Force Majeure shall fail to give such Notice, then the event or condition shall not be considered Force Majeure for any period preceding the date such Notice shall be given. No lack of funds shall be construed as Force Majeure.

                  GAAP: Generally accepted accounting principles in effect at the time in question.

                  Gross Revenues: All revenues received or receivable from or by reason of the operation of the Facilities, or any other use of the Leased Properties, including without limitation all patient revenues received or receivable for the use of or otherwise by reason of all rooms, beds, and other facilities provided, meals served, services performed, space or facilities subleased or goods sold on the Leased Properties and, except as provided below, any consideration received for any sublease, license or other arrangement with an unrelated third party in possession, or using, any portion of the Leased Properties. Gross Revenues shall not, however, include:

                  (i) revenue from professional fees or charges by physicians when and to the extent such charges are paid over to such physicians or are accompanied by separate charges for use of a Facility or any portion thereof,

                  (ii) non-operating revenues such as interest income or income from the sale of assets not sold in the ordinary course of business,

                  (iii) contractual allowances and reasonable reserves (relating to any period during the Term) for billings not paid by or received from the appropriate governmental agencies, third party providers or other payors,

                  (iv) all proper patient billing credits and adjustments according to generally accepted accounting principles relating to health care accounting, and

                  (v) federal, state or local sales or excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the patient or other recipient of such services or goods, whether included in the billing or stated separately.

         If any of the Leased Properties or any part thereof is subleased, or a license permitting the use thereof is granted to an Affiliate of Lessee, Gross Revenues shall include all revenues received or receivable by the sublessee or licensee from its use of the Leased Properties and any rent or equivalent payment by the sublessee or licensee received or receivable by Lessee from such sublease or licensee shall be excluded from Gross Revenues (provided, however, that in the case of a sublease of space for the placement or erection of antennae or similar device, the rent or equivalent payment shall be included in Gross Revenues).

                  Guarantor(s): Advocat, Diversicare Management Services Co., a Tennessee corporation, and Advocat Finance, Inc., a Delaware corporation.

                  Guaranty: The Amended and Restated Guaranty of even date herewith executed by the Guarantors.

                  Hazardous Substance: Any dangerous, toxic or hazardous material, substance, pollutant, contaminant, chemical, or waste (including, without limitation, medical waste) defined, listed or described as such under any Environmental Law, including, without limitation, petroleum products, asbestos and PCBs.

                  Impositions:   Collectively,  all  taxes  (including,  without
limitation, all capital stock and franchise taxes of Lessor, and all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes to the extent the same are assessed against Lessor on the basis of its interest in the Leased Property), assessments (including Assessments), ground rents, water, sewer or other rents and charges, excises, tax levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Properties or the businesses conducted thereon by Lessee and/or the Rent (including all interest and penalties thereon), which at any time prior to, during or in respect of the Term may be assessed or imposed on or in respect of or be a lien upon (i) Lessor or Lessor's interest in the Leased Properties, (ii) the Leased Properties or any part thereof or any rent therefrom or any estate, right, title or interest therein,
(iii) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Leased Properties or the leasing or use of the Leased Properties or any part thereof, or (iv) the Rent; notwithstanding the foregoing, Impositions shall not include: (i) except as provided above, any tax imposed on Lessor's gross and/or net income whether generally or specifically arising in connection with the Leased Properties, or (ii) any transfer or other tax imposed with respect to the sale, exchange or other disposition by Lessor of the Leased Properties or any part thereof or the proceeds thereof. If a tax is assessed against Lessor in part based on Lessor's interest in the Leased Property and in part based on Lessor's gross and/or net income, the portion of the tax which is based on Lessor's interest in the Leased Property shall be treated as an Imposition.

                  Initial Term:     As defined in Section 1.2 hereof.

                  Initial Term Expiration Date: September 30, 2010

                  Insurance Requirements: All terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy.

                  Intercreditor Agreement: Intercreditor Agreement of even date herewith by and between Lessor and AmSouth.

                  Investigation: Any soil and chemical test or any other environmental investigation, examination or analysis.

                  Investment Amount: $96,635,048.00, increased by a percentage equal to the percentage increase in the CPI from the Commencement Date through the applicable Proceeds Date.

                  Judgment Date: The date on which a judgment is entered against Lessee which establishes, without the possibility of appeal, the amount of liquidated damages to which Lessor is entitled hereunder.

                  Land:    The real property described in Exhibits A-1 through
A-28 attached hereto.

                  Lease:  As defined in the Preamble.

                  Lease Year: October 1, 2000 through September 30, 2001, and each twelve month period thereafter.

                  Leased Improvements: Collectively, all buildings, structures, Fixtures and other improvements of every kind on the Land including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures.

                  Leased Property: The portion of the Land on which a Facility is located, the legal description of which is set forth beneath the Facility's name on Exhibits A-1 through A-28, the Leased Improvements on such portion of the Land, the Related Rights with respect to such portion of the Land, and Lessor's Personal Property with respect to such Facility.

                  Leased Properties: All of the Land, Leased Improvements, Related Rights and Lessor's Personal Property.

                  Legal Requirements:  All federal, state, county, municipal and other governmental statutes, laws, rules, orders, waivers, regulations, ordinances, judgments, decrees and injunctions affecting the Leased Properties or any portion thereof, Lessee's Personal Property or the construction, use or alteration thereof, including but not limited to the Americans with Disabilities Act, whether enacted and in force before, after or on the Commencement Date, and including any which may (i) require repairs, modifications, alterations or additions in or to any portion or all of the Facilities, or (ii) in any way adversely affect the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto including, but not limited to, those relating to existing health care licenses, those authorizing the current number of licensed beds and the level of services delivered from the Leased Properties, and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances created by Lessor without the consent of Lessee), in force at any time during the Term.

                  Lessee: The Lessee under this Lease from time to time, subject to Section 22.1.

                  Lessee's Certificate: A statement in writing in substantially the form of Exhibit C attached hereto (with such changes thereto as may reasonably be requested by the person relying on such certificate).

                  Lessee's Current Assets: At any date, all assets of Lessee and Sublessees that, on a consolidated basis in conformity with GAAP, should be carried as current assets on the balance sheet of Lessee at such date.

                  Lessee's Current Liabilities: At any date, all liabilities of Lessee and Sublessees that, on a consolidated basis in conformity with GAAP, should be carried as current liabilities on the balance sheet of Lessee at such date.

                  Lessee's Personal Property: Personal Property owned or leased by Lessee that is not included within the definition of Lessor's Personal Property but is used by Lessee in the operation of the Facilities, including Personal Property provided by Lessee in compliance with Section 6.3 hereof.

                  Lessor's Future Rent Loss: An amount equal to the Rent which would have been payable by Lessee from and after the Liquidated Damages Payment Date through the Expiration Date had the Lease not been terminated.

                  Lessor's Interim Rent Loss: An amount equal to the Rent which would have been payable by Lessee from the Termination Date through the Judgment Date had the Lease not been terminated (including interest and late charges determined on the basis of the date or dates on which Lessor's Interim Rent Loss is actually paid by Lessee).

                  Lessor's Monthly Rent Loss: For any month, an amount equal to the installment of Rent which would have been due in such month under the Lease if it had not been terminated, plus, if such amount is not paid on or before the day of the month on which such installment of Rent would have been due, the amount of interest and late charges thereon which would also have been due under the Lease.

                  Lessor's Personal Property: All Personal Property and intangibles, if any, now or hereafter owned by Lessor, together with any and all replacements thereof, and all Personal Property that pursuant to the terms of the Lease becomes the property of Lessor during the Term.

                  Liquidated Damages Payment Date: The date on which Lessee pays Lessor all of the liquidated damages for which it is liable under Article XVI.

                  Management Agreement: Any agreement pursuant to which management of a Facility is delegated by Lessee to any person not an employee of Lessee or to any other related or unrelated party.

                  Manager: The Person to which management of the operation of a Facility is delegated pursuant to a Management Agreement, which at the
Commencement   Date  is  Diversicare   Management   Services  Co.,  a  Tennessee
corporation.

                  Minimum Qualified Capital Expenditures: As defined in Section 8.3.2.

                  Net Income: For any period, the net income (or loss) of Lessee and its subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, provided, however, that Lessee's Net Income shall not include:

                  (a)      any  after-tax  gains  or  losses   attributable  to
                           returned surplus assets of any pension-benefit plan;

                  (b)      any extraordinary gains or nonrecurring gains;

                  (c) any gains or losses realized upon the sale or other disposition of property which is not sold or otherwise disposed of in the ordinary course of business;

                  (d) any gains or losses realized upon the sale or other disposition of any capital stock of any Person;

                  (e) any gains from the disposal of a discontinued business;

                  (f) the cumulative effect on prior years of any change in an accounting principle;

                  (g) the income or loss of any Person acquired by Lessee or an Affiliate in a pooling of interests transaction for any period prior to the date of such acquisition;

                  (h) the income from any sale of assets in which the book value of such assets had been the book value of any Person acquired in a pooling-of-interests transaction prior to the date such Person became an Affiliate of Lessee;

                  (i) the income (or loss) of any Person (other than a subsidiary) in which Lessee has an ownership interest; provided, however, that (i) Lessee's Net Income shall include amounts in respect of the income of such Person when actually received in cash by Lessee in the form of dividends or similar distributions and (ii) Lessee's Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by Lessee in such Person for the purpose of funding any deficit or loss of such Person;

                  (j) the income of Lessee to the extent the payment of such income is not permitted, whether on account of any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Lessee;

                  (k) all amounts included in computing such net income (or loss) in respect of the write-up of any asset or the write-down of any Debt at less than face value after the later of the Commencement Date or the date on which such asset or Debt was first properly included on Lessee's balance sheet.

                  (l) the reduction in income tax expense resulting from an increase in a deferred income tax asset due to the anticipation of future income tax benefits; or

                  (m) the reduction in income tax expense resulting from an increase in a deferred income tax asset or from a decrease in a deferred income tax liability due to a change in a statutory tax rate.

                  Net Proceeds: All proceeds, net of any costs incurred by Lessor in obtaining such proceeds, payable by reason of any loss or damage to any Leased Property under any policy of insurance required by Article XIII of this Lease (including any proceeds with respect to Lessee's Personal Property that Lessee is required or elects to restore or replace pursuant to Section 14.3) or paid by a Condemnor for the Taking of any of all or any portion of a Leased Property.

                  Net Reletting Proceeds: Proceeds of the reletting of any portion of the Leased Property received by Lessor, net of Reletting Costs.

                  New Sub: As defined in the Settlement and Restructuring Agreement.

                  Notice: A notice given in accordance with Article XXXI hereof.

                  Notice of Termination: A Notice from Lessor that it is terminating this Lease by reason of an Event of Default.

                  Officer's Certificate: If for a corporation, a certificate signed by one or more officers of the corporation authorized to do so by the bylaws of such corporation or a resolution of the Board of Directors thereof; if for a partnership, limited liability company or any other kind of entity, a certificate signed by a Person having the authority to so act on behalf of such entity.

                  Omega: Omega Healthcare Investors, Inc., a Maryland corporation.

                  Overdue Rate: On any date, the interest rate that is equal to three and one-half percent (3 1/2%) (three hundred fifty (350) basis points) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

                  Partial Taking: A taking of less than the entire fee of a Leased Property that either (i) does not render the Leased Property Unsuitable for its Primary Use, or (ii) renders a Leased Property Unsuitable for its Primary Intended Use, but neither Lessor nor Lessee elects pursuant to Section
15.1 hereof to terminate this Lease.

                  Payment Date: Any due date for the payment of the installments of Base Rent or for the payment of Additional Charges or any other amount required to be paid by Lessee hereunder.

                  Permitted Encumbrances: Encumbrances listed on attached Exhibit B.

                  Person: Any natural person, trust, partnership, corporation, joint venture, limited liability company or other legal entity.

                  Personal Property: All machinery, equipment, furniture, furnishings, movable walls or partitions, computers (and all associated software), trade fixtures and other personal property (but excluding consumable inventory and supplies owned by Lessee) used in connection with the Leased Properties, together with all replacements and alterations thereof and additions thereto, except items, if any, included within the definition of Fixtures or Leased Improvements.

                  Present Value: The value of future payments, determined by discounting each such payment at a rate equal to the yield on the specified date on securities issued by the United States Treasury (bills, notes and bonds) maturing on the date closest to the date such future payment would have been due.

                  Primary Intended Use: Skilled nursing facilities, except as specifically set forth on Schedule B attached hereto.

                  Prime Rate: On any date, an interest rate equal to the prime rate published by the Wall Street Journal, but in no event greater than the maximum rate then permitted under applicable law. If the Wall Street Journal ceases to be in existence, or for any reason no longer publishes such prime rate, the Prime Rate shall be the rate announced as its prime rate by Fleet Bank, and if such bank no longer exists or does not announce a prime rate at such time, the Prime Rate shall be the rate of interest announced as its prime rate by a national bank selected by Lessor.

                  Proceeding: Any action, proposal or investigation by any agency or entity, or any complaint to such agency or entity.

                  Proceeds Date: Any date upon which Lessor or a Facility Mortgagee receives a Retained Amount.

                  Purchase Money Financing: Any financing provided by a Person to Lessee in connection with the acquisition of Personal Property used in connection with the operation of a Facility, whether by way of installment sale or otherwise.

                  Qualified   Capital   Expenditures:  Expenditures  capitalized
on the books of Lessee for alterations, renovations, repairs and replacements to the Facilities including without limitation any of the following:

                  Replacement of furniture, fixtures and equipment, including refrigerators, ranges, major appliances, bathroom fixtures, doors (exterior and interior), central air conditioning and heating systems (including cooling towers, water chilling units, furnaces, boilers and fuel storage tanks) and major replacement of siding; major roof replacements, including major replacements of gutters, down spouts, eaves and soffits; major repairs and replacements of plumbing and sanitary systems; overhaul of elevator systems; major repaving, resurfacing and sealcoating of sidewalks, parking lots and driveways; repainting of entire building exterior; but excluding additions, normal maintenance and repairs. For purposes of this definition, "additions" shall mean any expansion of a Facility, including the construction of a new wing or a new story on an existing Facility.

                  Regulatory Actions: Any claim, demand, notice, action or proceeding brought, threatened or initiated by any governmental authority in connection with any Environmental Law, including, without limitation, civil, criminal and administrative proceedings, whether or not the remedy sought is costs, damages, equitable remedies, penalties or expenses.

                  Related Rights: All easements, rights and appurtenances relating to the Land and the Leased Improvements.

                  Release: The intentional or unintentional spilling, leaking, dumping, pouring, emptying, seeping, disposing, discharging, emitting, depositing, injecting, leaching, escaping, abandoning, or any other release or threatened release, however defined, of any Hazardous Substance.

                  Reletting Costs: Expenses incurred by Lessor in connection with the reletting of the Leased Properties in whole or in part after an Event of Default, including without limitation attorneys' fees and expenses, brokerage fees and expenses, marketing expenses and the cost of repairs and renovations reasonably required for such reletting.

                  Renewal Term: A period for which the Term is renewed in accordance with Section 1.3.

                  Renewal Term Expiration Date: September 30, 2020.

                  Rent:  Collectively, the Base Rent and Additional Charges.

                  Replacement Cost: As to each Leased Property, the actual replacement cost of such Leased Improvements, Fixtures and Personal Property, including an increased cost of construction endorsement, less exclusions provided in the standard form of fire insurance policy. In all events Replacement Cost shall be an amount sufficient that neither Lessor nor Lessee is deemed to be a co-insurer of the Leased Property in question. Lessor shall have the right from time to time, but no more frequently than once in any period of three (3) consecutive Lease Years, to have Replacement Cost reasonably redetermined by the fire insurance company which is then carrying the largest amount of fire insurance on the Leased Properties, which determination shall be final and binding on the parties hereto, and upon such determination Lessee shall forthwith increase, but not decrease, the amount of the insurance carried pursuant to Section 13.2.1 to the amount so determined, subject to the approval of any Facility Mortgagee. Lessee shall pay the fee, if any, of the insurer making such determination.

                  Retained Amount: An amount equal to either (a) Net Proceeds received by Lessor and/or a Facility Mortgagee pursuant to the terms of Article 14 of this Lease, if such Net Proceeds are not made available for the restoration of the Leased Property or (b) an Award received by Lessor and/or a Facility Mortgagee pursuant to Article 15 of this Lease, if such Award is not made available to the Lessee for the restoration of the Leased Property.

                  SEC:  Securities and Exchange Commission.

                  Security Agreement: The Security Agreement dated as of the date hereof between Lessor as secured party and Lessee as debtor.

                  Security Deposit: Three Hundred Forty Thousand Three Hundred Four and 35/100 Dollars ($340,304.35), delivered and held in accordance with
Article XXXIX hereof.

                  Settlement and Restructuring Agreement: The Settlement and Restructuring Agreement of even date herewith by and among Lessee, the Guarantors, Sterling Health Care Management, Inc., Lessor, and Omega.

                  Special Project Capital Expenditures: As defined in Section 8.3.1.

                  State(s): The State or States in which the Leased Properties are located.

                  Stock Issuance and Subscription Agreement: The Stock Issuance and Subscription Agreement of even date herewith by and between Advocat and Omega.

                  Stressed Coverage Ratio: For any period, a fraction, (1) the numerator of which is EBITDARM, less the sum of (a) Minimum Qualified Capital Expenditures and (b) management fees, and (2) the denominator of which is Debt Service.

                  Subordinated Note: The Subordinated Note of even date herewith from Advocat to Omega in the original principal amount of One Million Seven Hundred Thousand and 00/100 Dollars ($1,700,000.00).

                  Sublessee: A permitted sublessee of Lessee pursuant to the conditions of Section 22.4

                  Taken: Conveyed pursuant to a Taking.

                  Taking: A taking or voluntary conveyance during the Term of all or part of a Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of any condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

                  Term:    Collectively,  the Initial Term plus the Renewal Ter1
or Renewal Terms, if any, subject to earlier termination pursuant to the provisions hereof.

                  Termination Date: The date on which a Notice of Termination is given.

                  Third Party Claims: Any claims, actions, demands or proceedings (other than Regulatory Actions) howsoever based (including without limitation those based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to health welfare or property) due to Contamination, whether or not the remedy sought is costs, damages, penalties or expenses, brought by any person or entity other than a governmental agency.

                  Transfer: The (a) assignment, mortgaging or other encumbering of all or any part of Lessee's interest in this Lease or in the Leased Properties, or (b) subletting of the whole or any part of any Leased Property, or (c) entering into of any Management Agreement or other arrangement under which any Facility is operated by or licensed to be operated by an entity other than Lessee, or (d) merger, consolidation or reorganization of a corporate Lessee or Manager (except, for Manager only, to an Affiliate), or the sale, issuance, or transfer, cumulatively or in one transaction, of any voting stock of Lessee or Manager (except, for Manager only, to an Affiliate) by Persons who are stockholders of record of Lessee, which results in a change of Control of Lessee or Manager (except, for Manager only, to an Affiliate), or (e) sale, issuance or transfer, cumulatively or in one transaction, of any interest, or the termination of any interest, in Lessee or Manager (except, for Manager only, to an Affiliate), if Lessee or such Manager, is a joint venture, partnership, limited liability company or other association, which results in a change of Control of such joint venture, partnership or other association.

                  Transferee: An assignee, subtenant or other occupant of a Leased Property pursuant to a Transfer.

                  Triggering Event: As defined in the Settlement and Restructuring Agreement.

                  Unsuitable for Its Primary Intended Use: A state or condition of a Facility such that by reason of damage or destruction, or a Partial Taking, the Facility cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, among other relevant factors, the number of usable beds permitted by applicable law and regulation in the Facility after the damage or destruction or Partial Taking, the square footage damaged or Taken and the estimated revenue impact of such damage or destruction or Partial Taking.


                                   ARTICLE III


         3.1 Base Rent; Monthly Installments. In addition to all other payments to be made by Lessee under this Lease, Lessee shall pay Lessor the Base Rent in lawful money of the United States of America which is legal tender for the payment of public and private debts, in advance, in equal, consecutive monthly installments, each of which shall be in an amount equal to one-twelfth (1/12) of the Base Rent payable for the Lease Year in which such installment is payable. The first installment of Base Rent shall be payable on the Commencement Date, together with a prorated amount of Base Rent for the period from November 1, 2000 until the fifteenth (15th) day of November, 2000. Thereafter, installments of Base Rent shall be payable on the fifteenth (15th) day of each calendar month during the Term. Base Rent shall be paid to Lessor, or to such other Person as Lessor from time to time may designate by Notice to Lessee, by wire transfer of immediately available federal funds to the bank account designated in writing by Lessor. If Lessor directs Lessee to pay any Base Rent or Additional Charges to any Person other than Lessor, Lessee shall send to Lessor simultaneously with such payment a copy of the transmittal letter or invoice and check whereby such payment is made, or such other evidence of such payment as Lessor may require.

         3.2 Additional Charges. In addition to the Base Rent, Lessee will also pay as and when due (a) the Annual Site Inspection Fee and (b) all Additional Charges.

         3.3 Late Charge. If any Rent payable to Lessor is not paid when due and such failure is not cured by Lessee within a period of five (5) days after Notice thereof from Lessor, provided that Lessee shall be entitled to such Notice and may avail itself of such cure period no more than two (2) times in any calendar year, Lessee shall pay Lessor on demand, as an Additional Charge, a late charge equal to the greater of (i) two percent (2%) of the amount not paid when due and (ii) any and all charges, expenses, fees or penalties imposed on Lessor by a Facility Mortgagee for late payment, and in addition, if such Rent (including the late charge) is not paid within thirty (30) days of the date on which such Rent was due, interest thereon at the Overdue Rate from such thirtieth (30th) day until such Rent (including the late charge and interest) is paid in full.

         3.4      Net Lease.

                  3.4.1 The Rent shall be paid absolutely net to Lessor, so that this Lease shall yield to Lessor the full amount of the Rent payable to Lessor hereunder throughout the Term, subject only to any provisions of the Lease which expressly provide for adjustment or abatement of Rent or other charges.

                  3.4.2 If Lessor commences any proceedings for non-payment of Rent, Lessee will not interpose any counterclaim or cross complaint or similar pleading of any nature or description in such proceedings unless Lessee would lose or waive such claim by the failure to assert it, but Lessee does not waive any rights to assert such claim in a separate action brought by Lessee. The covenants to pay Rent are independent covenants, and Lessee shall have no right to hold back, offset or fail to pay any Rent because of any alleged default by Lessor or for any other reason whatsoever.

         3.5 Payments In The Event of a Rent Adjustment. In the event this Lease provides for adjustment of the Base Rent on any basis that requires a determination of Base Rent which cannot be made on or before the due date of the first installment of Base Rent following the Adjustment Date, Lessee shall continue to pay the Base Rent at the rate previously in effect until Lessor gives Lessee Notice of its determination of the adjusted Base Rent. Upon such determination, the Base Rent shall be retroactively adjusted as of the Adjustment Date. On or before the second (2nd) Payment Date for Base Rent following receipt by Lessee of Lessor's Notice of the adjustment, Lessee shall make an additional payment of Base Rent in such amount as will bring the Base Rent, as adjusted, current on or before such second (2nd) Payment Date, plus interest on the amount of such additional payment (i.e. the difference between the monthly installment of Base Rent before and after the increase as of the Adjustment Date, divided by thirty (30) and multiplied by the number of days between the Adjustment Date and the date of payment by Lessee) at the Prime Rate from the Adjustment Date through the date of such additional payment, and thereafter Lessee shall pay the adjusted Base Rent in correspondingly adjusted monthly installments until the Base Rent is next adjusted as required herein. This Section 3.5 shall survive the expiration or termination of this Lease with respect to any adjustment which is not known or fully paid as of the date of expiration or termination.

                                   ARTICLE IV

         4.1 Payment of Impositions. Subject to Article XII relating to permitted contests, Lessee will pay all Impositions before any fine, penalty, interest or cost is added for non-payment, such payments to be made directly to the taxing authorities where feasible, and will promptly, upon request, furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. If at the option of the taxpayer any Imposition may lawfully be paid in installments, Lessee may pay the same in the required installments provided it also pays any and all interest due thereon as and when due.

         Lessor shall, to the extent required or permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of Lessor's net income, gross receipts, sale and use, single business, transaction privilege, rent, ad valorem, franchise taxes and taxes on its capital stock. Lessee shall, to the extent required or permitted by applicable law, prepare and file as and when required all other tax returns and reports required by governmental authorities with respect to all Impositions. Lessor and Lessee shall each, upon request, provide the other with such data, including without limitation cost and depreciation records, as is maintained by the party to whom the request is made as is necessary to prepare any required returns and reports. If any provision of any Facility Mortgage requires deposits for payment of Impositions, Lessee shall either pay the required deposits to Lessor monthly and Lessor shall make the required deposits, or, if directed in writing to do so by Lessor, Lessee shall make such deposits directly.

         Lessee shall be entitled to receive and retain any refund from a taxing authority in respect of an Imposition paid by Lessee if at the time of the refund no Event of Default has occurred and is continuing, but if an Event of Default has occurred and is continuing at the time of the refund, Lessee shall not be entitled to receive or retain such refund and if and when received by Lessor such refund shall be applied as provided in Article XVI.

         In the event governmental authorities classify any property covered by this Lease as personal property, Lessee shall file all personal property tax returns in such jurisdictions where it may legally so file. Where Lessor is legally required to file personal property tax returns, Lessee will be provided with copies of assessment notices in sufficient time for Lessee to file a protest. Billings for reimbursement by Lessee to Lessor of personal property taxes shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made.

         Lessee may, upon Notice to and with the prior written consent of Lessor, which consent shall not be unreasonably withheld, at Lessee's sole cost and expense, protest, appeal, or institute such other proceedings as Lessee may deem appropriate to effect a reduction of real estate or personal property assessments and Lessor, at Lessee's expense as aforesaid, shall cooperate with Lessee in such protest, appeal, or other action. In any such proceeding brought by Lessor, Lessee shall cooperate with Lessor at Lessee's sole cost and expense. Lessee shall reimburse Lessor for Lessor's direct costs of cooperating with Lessee for such protest, appeal or other action.

         4.2 Notice of Impositions. Lessor shall give prompt Notice to Lessee of all Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, but Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay.

         4.3 Adjustment of Impositions. Impositions imposed in respect of the tax-fiscal period during which the Term ends shall be adjusted and prorated between Lessor and Lessee, whether or not imposed before or after the expiration of the Term or the earlier termination thereof, and Lessee's obligation to pay its prorated share thereof shall survive such expiration or earlier termination.

         4.4 Utility Charges. Lessee will pay or cause to be paid when due all charges for electricity, power, gas, oil, water and other utilities used in each Leased Property during the Term and imposed upon the Leased Properties or upon Lessor or Lessee with respect to the Leased Properties.

         4.5 Insurance Premiums. Lessee shall pay or cause to be paid when due all premiums for the insurance coverage required to be maintained pursuant to
Article XIII during the Term.

                                    ARTICLE V

         5.1 No Termination, Abatement, etc. Except as otherwise specifically provided in this Lease, Lessee shall not take any action without the consent of Lessor to modify, surrender or terminate this Lease, and shall not seek or be entitled to any abatement, deduction, deferment or reduction of Rent, or setoff against Rent. Except as otherwise specifically provided in this Lease, the respective obligations of Lessor and Lessee shall not be affected by reason of
(i) any damage to, or destruction of, the Leased Properties or any portion thereof from whatever cause or any Taking of the Leased Properties or any portion thereof, other than any damage to or destruction of a Leased Property that Lessee conclusively establishes was caused solely by Lessor; (ii) the lawful or unlawful prohibition of, or restriction upon, Lessee's use of the Leased Properties, or any portion thereof, or the interference with such use by any Person or by reason of eviction by paramount title, other than any prohibition or restriction of use of a Leased Property that Lessee conclusively establishes was solely caused by Lessor; (iii) any claim which Lessee has or might have against Lessor or by reason of any default or breach of any warranty by Lessor under this Lease or any other agreement between Lessor and Lessee, or to which Lessor and Lessee are parties, except where such claims result in a termination of this Lease, (iv) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (v) any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. For purposes of this Section 5.1, a matter shall be deemed to be conclusively established by Lessee if (a) Lessor agrees in writing or (b) (i) Lessee shall have given Lessor Notice thereof and a time reasonable under the circumstances to cure any claimed default of Lessor and (ii) Lessee thereafter establishes such contention in an arbitration proceeding as provided for in Article XXXV of this Lease. Lessee hereby specifically waives all rights, arising from any occurrence whatsoever, which may now or hereafter be conferred upon it by law to (i) modify, surrender or terminate this Lease or quit or surrender the Leased Properties or any portion thereof, or (ii) entitle Lessee to any abatement, reduction, suspension or deferment of the Rent or other sums payable by Lessee hereunder except as otherwise specifically provided in this Lease.

                                   ARTICLE VI

         6.1 Ownership of the Leased Properties. Lessee acknowledges that the Leased Properties are the property of Lessor and that Lessee has only the right to the possession and use of the Leased Properties upon the terms and conditions of this Lease. Lessee will not (i) file any income tax return or other associated documents; (ii) file any other document with or submit any document to any governmental body or authority; (iii) enter into any written contractual arrangement with any Person; or (iv) release any Financial Statements or other financial statements of Lessee, in any case that take any position other than that throughout the Term Lessor is the owner of the Leased Properties for federal, state and local income tax purposes and this Lease is a "true lease," and an "operating lease" and not a "capital lease".

         6.2 Lessor's Personal Property. Lessee shall, during the entire Term, maintain all of Lessor's Personal Property in good order, condition and repair as shall be necessary in order to operate the Facilities for the Primary Intended Use in compliance with all applicable licensure and certification requirements, all applicable Legal Requirements and Insurance Requirements, and customary industry practice for the Primary Intended Use. Lessee shall not permit or suffer Lessor's Personal Property to be subject to any lien, charge, encumbrance, financing statement, contract of sale, equipment lessor's interest or the like, except for any purchase money security interest or equipment lessor's interest expressly approved in advance, in writing, by Lessor. At the expiration or earlier termination of this Lease, all of Lessor's Personal Property shall be surrendered to Lessor with the Leased Properties at or before the time of the surrender of the Leased Property in at least as good a condition as at the Commencement Date (or, as to replacements, in at least as good a condition as when placed in service at the Facilities) except for ordinary wear and tear.

         6.3 Lessee's Personal Property. Lessee shall provide and maintain during the Term such Personal Property, in addition to Lessor's Personal Property, as shall be necessary and appropriate in order to operate the Facilities for the Primary Intended Use in compliance with all licensure and certification requirements, in compliance with all applicable Legal Requirements and Insurance Requirements and otherwise in accordance with customary practice in the industry for the Primary Intended Use ("Lessee's Personal Property").
Except to the extent specifically allowed under Section 8.2.1.4, without the prior written consent of Lessor, which consent shall not be unreasonably withheld, Lessee shall not permit or suffer Lessee's Personal Property to be subject to any lien, charge, encumbrance, financing statement or contract of sale or the like other than that provided for in Section 6.4 below. Except for those items of Personal Property listed on Schedule A attached hereto, upon the expiration of the Term or the earlier termination of this Lease, without the payment of any additional consideration by Lessor, Lessee shall be deemed to have sold, assigned, transferred and conveyed to Lessor all of Lessee's right, title and interest in and to any of Lessee's Personal Property that, in Lessor's reasonable judgment, is necessary or integral to the Primary Intended Use of the Facilities (or if some other use thereof has been approved by Lessor as required herein, such other use as is then being made by Lessee) and, as provided in
Section 34.1 hereof, Lessor shall have the option to purchase any of Lessee's Personal Property that is not then necessary or integral to such use ("Lessee's Incidental Personal Property"). In connection with any Personal Property sold, assigned, transferred or conveyed to Lessor pursuant to the preceding sentence, Lessor shall assume any lease or equipment financing obligations of Lessee permitted under Section 8.2.1.4 hereof. Without Lessor's prior written consent, Lessee shall not remove Lessee's Personal Property that is in use at the expiration or earlier termination of the Term from the Leased Properties until such option to purchase has expired or been sooner waived in writing by Lessor. Any of Lessee's Incidental Personal Property that is not purchased by Lessor pursuant to Section 34.1, together with the Personal Property listed on Schedule A attached hereto, may be removed by Lessee upon the expiration or earlier termination of this Lease, and, if not removed within twenty (20) days following the expiration or earlier termination of this Lease, shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without giving notice thereof to Lessee and without any payment to Lessee or any obligation to account therefor. Lessee shall reimburse Lessor for any and all expense incurred by Lessor in disposing of any of Lessee's Personal Property that Lessee may remove but within such twenty (20) day period fails to remove, and shall either at its own expense restore the Leased Properties to the condition required by Section 9.1.5, including repair of all damage to the Leased Properties caused by the removal of any of Lessee's Personal Property, or reimburse Lessor for any and all expense incurred by Lessor for such restoration and repair. Lessor claims to own all of the Personal Property (other than the items listed on Schedule A) now used in connection with the operation of the Facilities. Lessee claims to own certain of the Personal Property which it has purchased as replacement of certain Personal Property owned by Lessor at the commencement of the Existing Leases and certain additional non-replacement Personal Property placed at the Facilities since the commencement of the Existing Leases. Both parties agree that Lessor owned all of the Personal Property at the Facilities at the time of commencement of the Existing Leases, and that Lessee may use all of the Personal Property during the Term. Both parties acknowledge and agree that neither (i) the entry into this Lease and related documents, nor (ii) their failure during the Term to insist on resolution of their disagreement as to whether Lessee now owns certain of the Personal Property shall prejudice their respective claims to ownership of the Personal Property at the end of the Term and that the continuance of this disagreement shall not be an Event of Default under this Lease.

         6.4 Grant of Security Interest in Lessee's Personal Property and Accounts. Lessee has concurrently granted to Lessor a security interest in the Collateral as defined in the Security Agreement, which includes, without limitation, Lessee's Personal Property as defined herein and Lessee's Accounts as defined in the Security Agreement.


                                   ARTICLE VII


         7.1 Condition of the Leased Properties. Lessee acknowledges that prior to the execution of this Lease, Lessee has been operating the Leased Properties pursuant to the Existing Leases, and that as a consequence, Lessee has knowledge of the condition of the Leased Properties and has found the same to be in good order and repair and satisfactory for its purposes hereunder. Lessee is leasing the Leased Properties "as is" in their condition on the Commencement Date. Lessee waives any claim or action against Lessor in respect of the condition of the Leased Properties. LESSOR MAKES NO WARRANTY OR REPRESENTATION EXPRESS OR IMPLIED, IN RESPECT OF ANY LEASED PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY LESSEE. Lessee further acknowledges that throughout the Term Lessee is solely responsible for the condition of the Leased Properties.

         7.2 Use of the Leased Properties. Throughout the Term Lessee shall, except if otherwise agreed to in writing by Lessor, continuously use the Leased Properties for the Primary Intended Use and such other uses as may be necessary or incidental thereto. Lessee shall not use the Leased Properties or any portion thereof for any other use without the prior written consent of Lessor. No use shall be made or permitted to be made of, or allowed in, the Leased Properties, and no acts shall be done, which will cause the cancellation of, or be prohibited by, any insurance policy covering the Leased Properties or any part thereof, nor shall the Leased Properties or Lessee's Personal Property be used for any unlawful purpose. Lessee shall not commit or suffer to be committed any waste on the Leased Properties, or cause or permit any nuisance thereon, or suffer or permit the Leased Properties or any portion thereof, or Lessee's Personal Property, to be used in such a manner as (i) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (ii) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Properties or any portion thereof. Lessor covenants that during the Term of this Lease it will cooperate with Lessee and use commercially reasonable efforts, where necessary or required from Lessor as the owner of the Leased Properties, to enable Lessee to obtain and maintain in force and effect and good standing any licenses, permits, certifications, or approvals needed by Lessee to use and operate each Leased Property for its Primary Intended Use and will obtain and maintain in force and effect and good standing any licenses, permits, certificates, or approvals, including certificates of need, necessary or required to be owned and maintained by the owner of each Leased Property in order to use and operate the Leased Property for its Primary Intended Use.

         7.3      Certain Environmental Matters.

                  (a) Prohibition Against Use of Hazardous Substances. Lessee shall not permit, conduct or allow on the Leased Properties, the generation, introduction, presence, maintenance, use, receipt, acceptance, treatment, manufacture, production, installation, management, storage, disposal or release of any Hazardous Substance except for those types and quantities of Hazardous Substances necessary for and ordinarily associated with the conduct of Lessee's business which are used in full compliance with all Environmental Laws.

                  (b) Notice of Environmental Claims, Actions or Contaminations. Lessee shall notify Lessor, in writing, immediately upon learning of any existing, pending or threatened: (a) investigation, inquiry, claim or action by any governmental authority in connection with any Environmental Laws, (b) Third Party Claims, (c) Regulatory Actions, and/or (id) Contamination of any portion of the Leased Properties

                  (c) Costs of Remedial Actions with Respect to Environmental Matters. If any investigation and/or Clean-Up of Contamination or any other violation of Environmental Law with respect to a Leased Property is required by any Environmental Law, Lessee shall complete, at its own expense, such investigation and/or Clean-Up or cause any other Person that may be legally responsible therefore to complete such investigation and/or Clean-Up.

                  (d) Delivery of Environmental Documents. Lessee shall deliver to Lessor complete copies of any and all Environmental Documents that may now be in or at any time hereafter come into the possession of Lessee.

                  (e) Environmental Audit. At Lessee's expense, Lessee shall from time to time, upon and within thirty (30) days of Lessor's request therefor, deliver an Environmental Audit to Lessor. All tests and samplings shall be conducted using generally accepted and scientifically valid technology and methodologies. Lessee shall give the engineer or environmental consultant conducting the Environmental Audit reasonable and complete access to the Leased Properties and to all records in the possession of Lessee that may indicate the presence (whether current or past) of a Release or threatened Release of any Hazardous Substances on, in, under, about and adjacent to any Leased Property. Lessee shall also provide the engineer or environmental consultant full access to and the opportunity to interview such persons as may be employed in connection with the Leased Properties as the engineer or consultant deems appropriate. However, Lessor shall not be entitled to request an Environmental Audit from Lessee unless (i) after the Commencement Date there have been changes, modifications or additions to Environmental Laws as applied to or affecting any of the Leased Properties; (ii ) a significant change in the condition of any of the Leased Properties has occurred; (iii) there are fewer than six
         (6) months remaining in the Term; or (iv) Lessor has another good reason for requesting such certificate or certificates. If the Environmental Audit discloses the presence of Contamination or any noncompliance with Environmental Laws, Lessee shall immediately perform all of Lessee's obligations hereunder with respect to such Hazardous Substances or noncompliance.

                  (f) Entry onto Leased Properties for Environmental Matters. If Lessee fails to provide an Environmental Audit as and when required by Subparagraph (e) hereof, in addition to Lessor's other remedies Lessee shall permit Lessor from time to time, by its employees, agents, contractors or representatives, to enter upon the Leased Properties for the purpose of conducting such Investigations as Lessor may desire, the expense of which shall promptly be paid or reimbursed by Lessee as an Additional Charge. Lessor, and its employees, agents, contractors, consultants and/or representatives, shall conduct any such Investigation in a manner which does not unreasonably interfere with Lessee's use of and operations on the Leased Properties (however, reasonable temporary interference with such use and operations is permissible if the investigation cannot otherwise be reasonably and inexpensively conducted). Other than in an emergency, Lessor shall provide Lessee with prior notice before entering any of the Leased
         Properties to conduct such Investigation, and shall provide copies of any reports or results to Lessor, and Lessee shall cooperate fully in such Investigation.

                  (g) Environmental Matters Upon Termination of the Lease or Expiration of Term. Upon the expiration or earlier termination of the Term of this Lease, Lessee shall cause the Leased Properties to be delivered free of any and all Regulatory Actions and Third Party Claims and otherwise in compliance with all Environmental Laws with respect thereto, and in a manner and condition that is reasonably required to ensure that the then present use, operation, leasing, development, construction, alteration, refinancing or sale of the Leased Property shall not be restricted by any environmental condition existing as of the date of such expiration or earlier termination of the Term.

                  (h) Compliance with Environmental Laws. Lessee shall comply with, and cause its agents, servants and employees, to comply with, and shall use reasonable efforts to cause each occupant and user of any of the Leased Properties, and the agents, servants and employees of such occupants and users, to comply with each and every Environmental Law applicable to Lessee, the Leased Properties and each such occupant or user with respect to the Leased Properties. Specifically, but without limitation:

                           (i) Maintenance of Licenses and Permits. Lessee shall
                  obtain and maintain (and Lessee shall use reasonable efforts to cause each tenant, occupant and user to obtain and
                  maintain)  all  permits,  certificates,   licenses  and  other
                  consents and approvals required by any applicable Environmental Law from time to time with respect to Lessee, each and every part of the Leased Properties and/or the conduct of any business at a Facility or related thereto;

                           (ii) Contamination. Lessee shall not cause, suffer or permit any Contamination;

                           (iii) Clean-Up. If a Contamination occurs, the Lessee
                  promptly shall Clean-Up and remove any Hazardous Substance or cause the Clean-Up and the removal of any Hazardous Substance and in any such case such Clean-Up and removal of the Hazardous Substance shall be effected to Lessor's reasonable satisfaction and in any event in strict compliance with and in accordance with the provisions of the applicable Environmental Laws;

                           (iv) Discharge of Lien. Within twenty (20) days of the date any lien is imposed against the Leased Properties or any part thereof under any Environmental Law, Lessee shall cause such lien to be discharged (by payment, by bond or otherwise to Lessor's absolute satisfaction);

                           (v) Notification of Lessor.  Within five (5) Business
                  Days after receipt by Lessee of notice or discovery by Lessee of any fact or circumstance which might result in a breach or violation of any covenant or agreement, Lessee shall notify Lessor in writing of such fact or circumstance; and

                           (vi)  Requests,  Orders and Notices.  Within five (5)
                  Business Days after receipt of any request, order or other notice relating to the Leased Properties under any Environmental Law, Lessee shall forward a copy thereof to Lessor.

                  (i) Environmental Related Remedies. In the event of a breach by Lessee beyond any applicable notice and/or grace period of its covenants with respect to environmental matters, Lessor may, in its sole discretion, do any one or more of the following (the exercise of one right or remedy hereunder not precluding the simultaneous or subsequent exercise of any other right or remedy hereunder):

                           (i) Cause a Clean-Up. Cause the Clean-Up of any Hazardous Substance or other environmental condition on or under the Leased Properties, or both, at Lessee's cost and expense; or

                           (ii) Payment of Regulatory Damages.  Pay on behalf of
                  Lessee any damages, costs, fines or penalties imposed on Lessee or Lessor as a result of any Regulatory Actions; or

                           (iii) Payments to Discharge Liens. On behalf of Lessee, make any payment or perform any other act or cause any act to be performed which will prevent a lien in favor of any federal, state or local governmental authority from attaching to the Leased Properties or which will cause the discharge of any lien then attached to the Leased Properties; or

                           (iv) Payment of Third Party  Damages.  Pay, on behalf
                  of Lessee, any damages, cost, fines or penalties imposed on Lessee as a result of any Third Party Claims; or

                           (v) Demand of Payment. Demand that Lessee make immediate payment of all of the costs of such Clean-Up and/or exercise of the remedies set forth in this Section 7.2 incurred by Lessor and not theretofore paid by Lessee as of the date of such demand.

                  (j) Environmental Indemnification. Except to the extent caused by Lessor's gross negligence or wilful misconduct, Lessee shall and does hereby indemnify, and shall defend and hold harmless Lessor, its principals, officers, directors, agents and employees from each and every incurred and potential claim, cause of action, damage, demand, obligation, fine, laboratory fee, liability, loss, penalty, imposition settlement, levy, lien removal, litigation, judgment, proceeding, disbursement, expense and/or cost (including without limitation the cost of each and every Clean-Up), however defined and of whatever kind or nature, known or unknown, foreseeable or unforeseeable, contingent, incidental, consequential or otherwise (including, but not limited to, attorneys' fees, consultants' fees, experts' fees and related expenses, capital, operating and maintenance costs, incurred in connection with
         (i) any Investigation or monitoring of site conditions, and (ii) any Clean-Up required or performed by any federal, state or local governmental entity or performed by any other entity or person because of the presence of any Hazardous Substance, Release, threatened Release or any Contamination on, in, under or about any of the Leased Properties) which may be asserted against, imposed on, suffered or incurred by, each and every indemnitee arising out of or in any way related to, or allegedly arising out of or due to any environmental matter that is created or first occurs during the Term of this Lease or which is caused by or at any time arises from Lessee's and/or Lessee's related or affiliated predecessors-in-interest use and occupancy of the Leased Properties (whether under this Lease, the Existing Leases, or otherwise), including, but not limited to, any one or more of the following:

                           (i) Release Damage or Liability. The presence of Contamination in, on, at, under, or near a Leased Property or migrating to a Leased Property from another location;

                           (ii) Injuries. All injuries to health or safety (including wrongful death), or to the environment, by reason of environmental matters relating to the condition of or activities past or present on, at, in, under a Leased Property;

                           (iii) Violations of Law. All violations,  and alleged
                  violations, of any Environmental Law relating to a Leased Property or any activity on, in, at, under or near a Leased Property;

                           (iv)       Misrepresentation.       All      material
                  misrepresentations relating to environmental matters in any documents or materials furnished by Lessee to Lessor and/or its representatives in connection with the Lease;

                           (v) Event of Default. Each and every Event of Default
                  relating to environmental matters;

                           (vi) Lawsuits. Any and all lawsuits brought or threatened, settlements reached and governmental orders relating to any Hazardous Substances at, on, in, under or near a Leased Property, and all demands of governmental authorities, and all policies and requirements of Lessor's, based upon or in any way related to any Hazardous Substances at, on, in, under a Leased Property; and

                           (vii) Presence of Liens. All liens imposed upon any of the Leased Properties in favor of any governmental entity or any person as a result of the presence, disposal, release or threat of release of Hazardous Substances at, on, in, from, or under a Leased Property.

                  (k) Rights Cumulative and Survival. The rights granted Lessor under this Section are in addition to and not in limitation of any other rights or remedies available to Lessor hereunder or allowed at law or in equity or rights of indemnification provided to Lessor in any agreement pursuant to which Lessor purchased any of the Leased Property. The payment and indemnification obligations set forth in this
         Section 7.3 shall survive the expiration or earlier termination of the Term of this Lease.

                                  ARTICLE VIII

         8.1 Compliance with Legal and Insurance Requirements. In its use, maintenance, operation and any alteration of the Leased Properties, Lessee, at its expense, will, subject to the provisions of Article XII relating to permitted contests, promptly (i) comply with all Legal Requirements and Insurance Requirements, whether or not compliance therewith requires structural changes in any of the Leased Improvements (which structural changes shall be subject to Lessor's prior written approval, which approval shall not be unreasonably withheld or delayed) or interferes with or prevents the use and enjoyment of the Leased Properties, and (ii) procure, maintain and comply with all licenses, certificates of need, provider agreements and other authorizations required for the use of the Leased Properties and Lessee's Personal Property then being made, and for the proper erection, installation, operation and maintenance of the Leased Properties or any part thereof. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether or not Lessor is a party thereto, that Lessee has violated any such Legal Requirements or Insurance Requirements shall be conclusive of that fact as between Lessor and Lessee.

         8.2      Certain Covenants.

                  8.2.1    Certain Financial Covenants.

                  8.2.1.1 Limitation of Distributions. From and after the transfer of Lessee's interest to New Sub as contemplated by the Settlement and Restructuring Agreement, and in the absence of any Triggering Event, Event of Default, or other event that with notice and/or the passage of time would become an Event of Default, in or with respect to any Lease Year, Lessee shall not make any Distributions, unless all three (3) of the following conditions have been met for the prior four (4) calendar quarters and such conditions will still be met following such payment or distribution: (1) Lessee's Coverage Ratio for the preceding four (4) calendar quarters equals or exceeds 1.7; (2) Lessee's Stressed Coverage Ratio for the preceding four (4) calendar quarters equals or exceeds 1.25; and (3) if such Distribution had been made on the last day of the preceding month, following such Distribution Lessee's Current Ratio would have equaled or exceeded 1.3. From and during a Triggering Event, Event of Default, or other event that with notice and/or the passage of time would become an Event of Default, Lessee shall not make any Distributions. The limitations on Distributions set forth in this Section 8.2.1.1 shall not prevent the deposit of Lessee's funds into the Advocat Concentration Account for the purposes and to the extent contemplated by the Settlement and Restructuring Agreement. This Subsection is a limitation on Distributions, and Lessee's failure to comply with one or more of the three (3) conditions set forth above shall not be a default or Event of Default hereunder, unless a Distribution is made during a period of time when any one or more of such conditions is not satisfied.

                           8.2.1.2  Accounts  Receivable  Financing.  Except as
may be expressly provided in the Settlement and Restructuring Agreement and the Intercreditor Agreement, Lessee and/or Sublessee shall not pledge or otherwise encumber any of the accounts receivable generated through the operation of the Facilities to secure principal and interest on any Debt.

                           8.2.1.3  Guarantees  Prohibited.  From and after the
transfer of Lessee's interest to New Sub as contemplated by the Settlement and Restructuring Agreement, neither Lessee nor any Sublessee shall guarantee any indebtedness of any Affiliate or other third party, except those guarantees for the benefit of AmSouth in effect as of the date hereof or as may be required under the AmSouth Loan Documents.

                           8.2.1.4  Equipment  Financing.  The aggregate  amount
of principal, interest and lease payments due from Lessee and/or Sublessee with respect to any equipment leases or financing secured by equipment utilized in the operation of the Facilities shall not at any time during the Term exceed $609,000.00 in any one Lease Year.


         8.3      Required Capital Expenditures

                  8.3.1 Special Project Capital Expenditures. Lessee shall at its expense before the end of the second Lease Year complete and pay for "Special Project Capital Expenditures" (as defined in the Settlement and Restructuring Agreement) in the cumulative amount of not less than One Million and No/100 Dollars ($1,000,000.00). As set forth in the Settlement and Restructuring Agreement, Lessee shall expend an amount not less than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) on or before June 30, 2001, and shall expend, unless prevented from doing so by Force Majeure, not less than Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00), on a cumulative basis, during each six-month period thereafter, through the date Lessee satisfies the requirement of this Section 8.3.1 to expend $1,000,000.00 for Special
                  Project Capital Expenditures. To the extent Lessee fails to expend the funds within the time frames required by the immediately preceding sentence, a reserve account ("Capital Expenditures Reserve Account") shall be established to assure the payment thereof, and on or before the fifteenth (15th) day of the month following a six-month period in which the required cumulative amount has not been expended, Lessee shall deposit with Lessor, an amount equal to the unexpended amount, less any funds already deposited in the Capital Expenditures Reserve Account. Lessee hereby grants to Lessor a security interest in such Capital Expenditure Reserve Account, as may from time to time exist, to secure all of Lessee's obligations under this Lease. From and after an Event of Default, Lessor may apply the funds held in the Capital Expenditure Reserve Account in the same manner as Lessor may apply the Security Deposit in accordance with Section 39.2 below. To evidence its compliance with the foregoing obligations, Lessee shall spend, or have plans in place reasonably acceptable to Omega to spend, for Special Project Capital Expenditures at least Five Hundred Thousand Dollars ($500,000.00) (on a cumulative basis) by September 30, 2001 and shall spend, or have plans in place reasonably acceptable to Omega to spend, for Special Project Capital Expenditures the required One Million Dollars ($1,000,000.00) (on a cumulative basis) by May 31, 2002.

                  8.3.2 Minimum Qualified Capital Expenditures. Each Lease Year Lessee shall expend with respect to each Leased Facility at least Three Hundred Twenty Five Dollars ($325.00) per-licensed-bed for Qualified Capital Expenditures to improve the applicable Facility, which amount shall be increased each Lease Year, beginning with the second Lease Year, in proportion to increases in the CPI from the Commencement Date to the commencement of each such Lease Year ("Minimum Qualified Capital Expenditures"). The parties acknowledge that the amount expended by Lessee in completion of the Special Project Capital Expenditures shall not be offset against Lessee's obligation to fund the Minimum Qualified Capital
                  Expenditures set forth in this Section 8.3.2. If Lessee expends with respect to any Facility more than the Minimum Qualified Capital Expenditures in any Lease Year, the excess Minimum Qualified Capital Expenditures shall be credited against Lessee's Minimum Qualified Capital Expenditures required with respect to such Facility for the next Lease Year, and if the amount of the credit exceeds Lessee's Minimum Qualified Capital Expenditures required with respect to such Facility for the next Lease Year, such excess shall be credited against Lessee's Minimum Qualified Capital Expenditures required with respect to such Facility for the following Lease Years. At least annually, at the request of Lessor, Lessor and Lessee shall review capital expenditures budgets and reasonably agree on modifications, if any, required by changed circumstances and the changed conditions of the Leased Properties.

         8.4 Management Agreements. Lessee shall not enter into, amend, modify, renew, replace or otherwise change the terms of any Management Agreement without the prior written consent of Lessor as to the identity of the Manager and the terms of the agreement, which consent Lessor may withhold in its sole discretion, and in no event without the execution by Lessee, Manager and Lessor, of an agreement, satisfactory to Lessor in form and substance, pursuant to which Manager's right to receive its management fee is subordinated to the obligation of Lessee to pay the Rent to Lessor. Lessor hereby consents to the continued management of the Facilities by Diversicare Management Services Co. under its current Management Agreement with Lessee. In addition, prior to the employment of any Manager, such Manager must execute a Consent and Agreement of Manager in the form attached hereto as Exhibit E. Notwithstanding any of the foregoing terms of this Section 8.4, the annual management fee payable to any Manager (other than an Affiliate of Lessee) during the term of this Lease shall not exceed five percent (5%) of Gross Revenues.

         8.5 Other Facilities. Neither Lessee nor any Affiliate shall own, operate or manage any nursing home, rest home, assisted living facility, subacute facility, retirement center or similar health care facility within a ten (10) mile radius of any Facility, other than any Facility which is a Leased Property under this Lease or which Lessee or any Affiliate of Lessee owns or operates as of the Commencement Date and set forth on Schedule C attached hereto.

         8.6 Separateness. Lessee (from and after the transfer of Lessee's interest to New Sub as contemplated by the Settlement and Restructuring Agreement) shall:

                  a. Maintain records and books of account separate fro those of any Affiliate.

                  b. Conduct its own business in its own names and not in the name of any Affiliate (except to the extent that the business of the Facilities may be conducted in the name of the Manager).

                  c. Maintain financial statements separate from any Affiliate.

                  d. Maintain any contractual relationship with any and all Affiliates, except upon terms and conditions that are fair and substantially similar to those that would be available on an arm's length basis.

                  e. Except for the benefit of AmSouth as set forth in the Intercreditor Agreement or as otherwise required under the AmSouth Loan Documents, not guarantee or become obligated for the debts of any other entity, including any Affiliate, or hold out its credit, jointly or severally, as being available to satisfy the obligations of others, except for obligations which represent Lessee's or Sublessee's trade payables or accrued expenses incurred by Manager in the ordinary course of owning and operating the Facilities.

                  f. Except for the benefit of AmSouth as set forth in the Intercreditor Agreement, not pledge its assets, jointly or severally, for the benefit of any other entity, including any Affiliate.

                  g. Hold itself out to the public as a legal entity separate from any Affiliates.

                  h. At all times cause its Board of Directors to hold appropriate meetings (or act by unanimous consent) to authorize all appropriate corporate actions, and in authorizing such actions, to observe all formalities.



                                   ARTICLE IX

         9.1      Maintenance and Repair.

                  9.1.1 Lessee, at its expense, will keep the Leased Properties, and all landscaping, private roadways, sidewalks and curbs appurtenant thereto which are under Lessee's control and Lessee's Personal Property in good order and repair, whether or not the need for such repairs arises out of Lessee's use, any prior use, the elements or the age of the Leased Property or any portion thereof, or any cause whatsoever except the act or negligence of Lessor, and with reasonable promptness shall make all necessary and appropriate repairs thereto of every kind and nature, whether interior or exterior, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the Commencement Date (concealed or otherwise); provided, however, that Lessee shall be permitted to prosecute claims against Lessor's predecessor in title for breach of any representation or warranty made to or on behalf of Lessor, or for latent defects in any Leased Property. Lessee shall at all times maintain, operate and otherwise manage the Leased Properties on a quality basis and in a manner consistent with the standards of the highest quality competing facilities in the market areas served by the Leased Properties. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work or, subject to the provisions of Paragraph 9.1.4, below, the property to be repaired shall be replaced. Lessee will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Leased Properties or any parts thereof for the Primary Intended Use.

                  9.1.2 Lessor shall not under any circumstances be required to maintain, build or rebuild any improvements on the Leased Properties (or any private roadways, sidewalks or curbs appurtenant thereto), or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Properties, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or upon any adjoining property, whether to provide lateral or other support or abate a nuisance, or otherwise, or to make any expenditure whatsoever with respect thereto, in connection with this Lease. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted.

                  9.1.3  Nothing  contained  in this Lease shall be construed as
(i) constituting the consent or request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialmen or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to any Leased Property or any part thereof, or (ii) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Properties, or any portion thereof. Lessor shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanics' and construction lien laws now or hereafter existing.

                  9.1.4 Lessee shall, from time to time, promptly replace any of the Leased Improvements or Lessor's Personal Property which (i) become worn out, obsolete or unusable for the purpose for which intended, (ii) have been Taken, or (iii) have been lost, stolen, damaged or destroyed. If any of Lessor's Personal Property requires replacement as a result of damage, theft, loss or destruction or a Taking, then Lessee shall be entitled to that portion of any insurance proceeds payable in respect thereof or any Award made therefore. All replacements shall have a then value (adjusted for inflation) and utility at least equal to the value of the items replaced as of the date hereof in the case of clause (i) above, and immediately prior to the events specified in clauses
(ii) and (iii) above. All replacements of Lessor's Personal Property shall be owned by Lessor and become a part of the Leased Properties immediately upon their acquisition. Lessee shall promptly repair all damage to a Leased Property incurred in the course of such replacement.

                  9.1.5 Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Properties to Lessor in the condition in which they were originally received from Lessor, in good operating condition, ordinary wear and tear excepted, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease.

         9.2 Encroachments, Restrictions, etc. If any of the Leased Improvements shall, at any time, encroach upon any property, street or right-of-way adjacent to the Leased Property, or shall violate the agreements or conditions contained in any lawful restrictive covenant or other agreement affecting the Leased Property, or any part thereof, or shall impair the rights of others under any easement or right-of-way to which any Leased Property is subject, then promptly upon the request of Lessor or at the behest of any person affected by any such encroachment, violation or impairment, Lessee shall, at its expense, subject to its right to contest the existence of any encroachment, violation or impairment as provided in Article XII and in such case, in the event of an adverse final determination, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Lessor or Lessee or (ii) make such changes in the Leased Improvements, and take such other actions, as Lessee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, and to end such violation or impairment, including, if necessary, the alteration of any of the Leased Improvements, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Leased Improvements for the Primary Intended Use substantially in the manner and to the extent the Leased Improvements were operated prior to the assertion of such violation, impairment or encroachment.

                                    ARTICLE X

         10.1 Construction of Alterations and Additions to the Leased Properties. Lessee shall not (a) make or permit to be made any structural alterations, improvements or additions of or to the Leased Properties or any part thereof, or (b) materially alter the plumbing, HVAC or electrical systems thereon or (c) make any other alterations, improvements or additions to any Leased Property or any part thereof, the cost of which exceeds One Hundred Thousand Dollars ($100,000.00), unless and until Lessee has (a) caused complete plans and specifications therefor to have been prepared by a licensed architect (or licensed plumbing contractor or electrical contractor in the case of alterations to the plumbing, HVAC or electrical systems) and submitted to Lessor at least thirty (30) Business Days before the planned start of construction thereof, (b) obtained Lessor's written approval thereof and the approval of any Facility Mortgagee, which approval shall not be unreasonably withheld, conditioned or delayed, and if no response has been received by Lessee within thirty (30) Business Days after submission of the plans and specifications for approval then such approval shall be deemed to have been given, and (c), if required to do so by Lessor, provide Lessor with reasonable assurance of the payment of the cost of any such alterations, improvements or additions, in the form of a bond, letter of credit or cash deposit. If Lessor requires a deposit, Lessor shall retain and disburse the amount deposited in the same manner as is provided for insurance proceeds in Section 14.6. If the deposit is reasonably determined by Lessor at any time to be insufficient for the completion of the alteration, improvement or addition, Lessee shall immediately increase the deposit to the amount reasonably required by Lessor. Lessee shall be responsible for the completion of such improvements in accordance with the plans and specifications approved by Lessor, and shall promptly correct any failure with respect thereto.

         Alterations and improvements not falling within the categories described in the first sentence of the preceding paragraph may be made by Lessee without the prior approval of Lessor, but Lessee shall give Lessor at least fifteen (15) Business Days prior written Notice of any such alterations and improvements.

         All alterations, improvements and additions shall be constructed in a first class, workmanlike, manner, in compliance with all Insurance Requirements and Legal Requirements, be in keeping with the character of the Leased Properties and the area in which the Leased Property in question is located and be designed and constructed so that the value of the Leased Properties will not be diminished or and that the Primary Intended Use of the Leased Properties will not be changed. All improvements, alterations and additions shall immediately become a part of the Leased Properties.

         Lessee shall have no claim against Lessor at any time in respect of the cost or value of any such improvement, alteration or addition. There shall be no adjustment in the Rent by reason of any such improvement, alteration or addition. With Lessor's consent, which shall not be unreasonably withheld, expenditures made by Lessee pursuant to this Article X, other than expenditures for additions (as defined in the definition of Qualified Capital Expenditures), may be included as capital expenditures for purposes of inclusion in the capital expenditures budget for the Facilities and for measuring compliance with the obligations of Lessee set forth in Section 8.3 of this Lease.

         In connection with any alteration which involves the removal, demolition or disturbance of any asbestos-containing material, Lessee shall cause to be prepared at its expense a full asbestos assessment applicable to such alteration, and shall carry out such asbestos monitoring and maintenance program as shall reasonably be required thereafter in light of the results of such assessment.


                                   ARTICLE XI

         11.1 Liens. Subject to the provisions of Article XII relating to permitted contests, without the consent of Lessor or as expressly permitted elsewhere herein, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Properties, and any attachment, levy, claim or encumbrance in respect of the Rent, except for
(i) Permitted Encumbrances, (ii) restrictions, liens and other encumbrances which are consented to in writing by Lessor and any Facility Mortgagee, (iii) liens for those taxes of Lessor which Lessee is not required to pay hereunder,
(iv) any Facility Mortgage, (v) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed, not yet due, or contested pursuant to Section 12.1 below, and (vi) liens created by the wrongful acts or negligence of Lessor.


                                   ARTICLE XII


         12.1 Permitted Contests. Lessee, on its own or on Lessor's behalf (or in Lessor's name), but at Lessee's sole cost and expense, shall have the right to contest, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any real or personal property assessment, Imposition, Legal Requirement or Insurance Requirement, or any lien, attachment, levy, encumbrance, charge or claim or any encroachment or restriction burdening the Leased Property ("Claim"), provided (a) prior Notice of such contest is given to Lessor, (b) the Leased Properties would not be in any danger of being sold, forfeited or attached as a result of such contest, and there is no risk to Lessor of a loss of or interruption in the payment of, Rent,
(c) in the case of an unpaid Imposition or Claim, collection thereof is suspended during the pendency of such contest, (d) in the case of a contest of a Legal Requirement, compliance may legally be delayed pending such contest. Upon request of Lessor, Lessee shall provide a bond or letter of credit, deposit funds or assure Lessor in some other manner reasonably satisfactory to Lessor that the amount to be paid by Lessee that is the subject of a contested Imposition, Legal Requirement, Insurance Requirement or Claim, together with interest and penalties, if any, thereon, and any and all costs for which Lessee is responsible will be paid if and when required upon the conclusion of such contest. Lessee shall defend, indemnify and save harmless Lessor from all costs or expenses arising out of or in connection with any such contest, including but not limited to attorneys' fees. If at any time Lessor reasonably determines that payment of any Imposition or Claim, or compliance with any Legal or Insurance Requirement being contested by Lessee is necessary in order to prevent loss of any of the Leased Properties or Rent or civil or criminal penalties or other damage, upon such prior Notice to Lessee as is reasonable in the circumstances Lessor may pay such amount, require Lessee to comply with such Legal or Insurance Requirement or take such other action as it may deem necessary to prevent such loss or damage. If reasonably necessary or legally required, upon Lessee's written request Lessor, at Lessee's expense, shall cooperate with Lessee in a permitted contest, provided Lessee upon demand makes arrangements satisfactory to Lessor to assure the reimbursement of any and all Lessor's costs incurred in cooperating with Lessee in such contest. Lessee shall be entitled to any refunds of any claim, and such charges and penalties or interest thereon, which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed.

         12.2 Lessor's Requirement for Deposits. Following an Event of Default, Lessor, in its sole discretion, shall be entitled to require Lessee to deposit with Lessor monthly, at the time of its payments of Base Rent, a pro rata portion of the amounts required to comply with Insurance Requirements, Impositions and Legal Requirements, and when such obligations become due, Lessor shall pay them (to the extent of the deposit) upon Notice from Lessee requesting such payment. In the event that sufficient funds have not been deposited to cover the amount of the obligations due at least thirty (30) days in advance of the due date, Lessee shall forthwith deposit the same with Lessor upon Notice from Lessor. Lessor shall not be obligated to segregate such deposited funds from its other funds, or to pay Lessee any interest on any deposit so held by Lessor. Upon an Event of Default, any of the funds remaining on deposit may be applied under this Lease in any manner and on such priority as may be determined by Lessor.

                                  ARTICLE XIII


         13.1 General Insurance Requirements. Lessee shall keep the Leased Properties, and all property located in or on the Leased Properties, including Lessor's Personal Property and Lessee's Personal Property, insured with insurance meeting the following requirements: (a) all insurance shall be written by companies authorized to do insurance business in the applicable States and having a rating classification of not less than A- and a financial size category of "Class VII" or larger, according to the then most recent issue of Best's Key Rating Guide; (b) all policies must name Lessor as an additional insured, and name as an additional insured any Facility Mortgagee by way of a standard form of mortgagee's loss payable endorsement in use in the applicable States and in accordance with any such other requirements as may be established by such Facility Mortgagee; (c) casualty losses must be payable to Lessor or Lessee as provided in Article XIV, and loss adjustments shall require the written consent of Lessor, any Facility Mortgagee and, provided no Event of Default has occurred and is continuing at the time, Lessee, which consent shall not be unreasonably withheld by either Lessor or Lessee; (d) each insurer must agree that it will give Lessor and any Facility Mortgagee at least thirty (30) days' written notice before its policy shall be altered, allowed to expire or canceled; (e) the amount of any deductible or retention must be approved by Lessor prior to the issuance of any policy, which approval will not be unreasonably withheld, conditioned or delayed; and (f) the form of all policies shall be approved by
Lessor and any Existing Facility Mortgagee, whose approval shall not unreasonably be withheld, conditioned or delayed, provided that such policies conform to the requirements of this article XIII. Notwithstanding the foregoing, Lessee may obtain so-called "umbrella" policies, comprehensive liability policies and professional liability policies of insurance from non-admitted surplus line carriers acceptable to Lessor.

         13.2 Risks to be Insured. The policies covering the Leased Properties and Lessee's Personal Property shall insure against the following risks:

                  13.2.1 Loss or damage by fire, vandalism and malicious mischief, earthquake, extended coverage perils commonly known as "Special Risk," and all physical loss perils normally included in such Special Risk insurance, including but not limited to sprinkler leakage, in an amount not less than one hundred percent (100%) of Replacement Cost (provided that earthquake coverage may have a sublimit coverage of $5,000,000.00);

                  13.2.2 Loss or damage by explosion of steam boilers, pressure vessels or similar apparatus in such amounts as may be required by Lessor from time to time;

                  13.2.3 Business interruption insurance or a blanket earnings and expense coverage endorsement covering risk of loss during reconstruction necessitated by the occurrence of any of the hazards described in Sections
13.2.1 or 13.2.2 (but in no event for a period less than twelve (12) months) in an amount sufficient to prevent Lessor and Lessee from becoming a co-insurer;

                  13.2.4 Claims for personal injury or property damage under a policy of commercial general public liability insurance with a combined single limit per occurrence in respect of bodily injury and death and property damage of One Million Dollars ($1,000,000.00), and an aggregate limitation of Three Million Dollars ($3,000,000.00), with a minimum One Million Dollar ($1,000,000.00) excess policy, which insurance shall insure Lessee's contractual liability to Lessor under the indemnity provisions of Article XXI of this Lease, and if written on a "claims-made" basis, Lessee shall also provide continuous liability coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Lessor in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining "tail" insurance coverage providing coverage for a period of at least three (3) years beyond the expiration of the Term;

                  13.2.5 Claims arising out of malpractice in an amount not less than Two Million Dollars ($2,000,000.00) for each person and for each occurrence and, if written on a "claims-made" basis, Lessee shall also provide continuous liability coverage for claims arising during the Term either by obtaining an endorsement providing for an extended reporting period reasonably acceptable to Lessor in the event such policy is canceled or not renewed for any reason whatsoever, or by obtaining "tail" insurance coverage providing coverage for a period of at least three (3) years beyond the expiration of the Term;

                  13.2.6 Flood (with respect to any portions of the Leased Properties located in whole or in part within a designated flood plain area) and such other hazards and in such amounts as may be customary for comparable properties in the area up to the maximum limit that can be obtained under the Federal Flood Insurance Program;

                  13.2.7 During such time as Lessee is constructing any improvements, (i) worker's compensation insurance and employers' liability insurance covering all persons employed in connection with the improvements in statutory limits, (ii) builder's risk insurance, completed value form, covering all physical loss, in an amount satisfactory to Lessor, and (iii) such other insurance, in such amounts, as Lessor deems necessary to protect Lessor's interest in the Leased Properties from any act or omission of Lessee's contractors or subcontractors, and certificates of insurance evidencing such coverage, in form satisfactory to Lessor, shall be presented to Lessor prior to the commencement of construction of such improvements;

                  13.2.8 Primary automobile liability insurance with limits of One Million Dollars ($1,000,000.00) per occurrence each for owned and non-owned and hired vehicles.

         13.3 Payment of Premiums; Copies of Policies; Certificates. Lessee shall pay when due all of the premiums for the insurance required by this Lease, and shall deliver to Lessor and to any Facility Mortgagee requesting such evidence, certificates of insurance in form satisfactory to Lessor and such Facility Mortgagee. Satisfactory evidence of insurance required by this Lease or certificates thereof shall be delivered to Lessor prior to their effective date (and, with respect to any renewal policy, Lessee will use commercially reasonable efforts to provide the same within twenty (20) days but in all events not less than five (5) Business Days prior to the expiration of the existing policy) with copies of such policies to be provided as available, and in the event of the failure of Lessee either to carry the required insurance or pay the premiums therefor, or to deliver copies of policies or certificates to Lessor as required, Lessor shall be entitled, but shall have no obligation, to obtain such insurance and pay the premiums therefor when due, which premiums shall be repayable to Lessor upon written demand therefor as Additional Charges.

         13.4 Premium Deposits. If any provision of a Facility Mortgage requires deposits of premiums for insurance to be made with the Facility Mortgagee, Lessee shall pay to Lessor monthly the amounts required and Lessor shall transfer such amounts to the Facility Mortgagee, unless, pursuant to written direction by Lessor, Lessee makes such deposits directly with the Facility Mortgagee.

         13.5 Umbrella Policies. If Lessee chooses to carry umbrella liability coverage to obtain the limits of liability required under this Lease, the umbrella policies must provide coverage in the same manner as the primary commercial general liability policy and must contain no exclusions in addition to, or limitations materially different than, those of the primary policy.

         13.6 Additional Insurance. In addition to the insurance described above, Lessee shall maintain such insurance as may be required from time to time by any Facility Mortgagee, and shall at all times comply with all Legal Requirements with respect to worker's compensation insurance coverage.

         13.7 No Liability; Waiver of Subrogation. Lessor shall have no liability to Lessee, and, provided Lessee provides the insurance required of it by this Lease, Lessee shall have no liability to Lessor, regardless of the cause, for any loss or expense resulting from or in connection with damage to or the destruction or other loss of any Leased Property or Lessee's Personal Property, and neither party will have any right or claim against the other for any such loss or expense by way of subrogation. Each insurance policy carried by either party covering any of the Leased Properties and Lessee's Personal Property, including without limitation, contents, fire and casualty insurance, shall contain an express waiver of any right of subrogation on the part of the insurer against the other party. Lessee shall pay any additional costs or charges for obtaining such waiver.

         13.8 Increase in Limits. From time to time, but not more often than once every two (2) years, in the event that Lessor shall reasonably determine that the limits of the commercial general liability insurance then carried are insufficient, Lessor shall give Lessee Notice of acceptable increased limits for such insurance to be carried; and Lessee shall then obtain and maintain such insurance with such increased limits unless and until further increase as permitted under the provisions of this Section. Lessor's determination of increased limits shall be accompanied by a description of the basis for such determination.

         13.9 Blanket Policy. Any insurance required by this Lease may be provided by so-called blanket policies of insurance carried by Lessee, provided, however, that the coverage afforded Lessor thereby may not thereby be less than or materially different from that which would be provided by a separate policies meeting the requirements of this Lease, and provided further that such policies meet the requirements of all Facility Mortgages.

         13.10    No Separate Insurance.

                  13.10.1 Lessee shall not on its own initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required by this Lease, to be furnished by, or which may reasonably be required to be furnished by, Lessee, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor and all Facility Mortgagees, are named therein as additional insureds, and losses are payable thereunder in the same manner as losses are payable under this Lease.

                  13.10.2 Nothing herein shall prohibit Lessee, upon Notice to Lessor, from (i) securing insurance required to be carried hereby with higher limits of liability than required in this Lease, or (ii) securing insurance against risks not required to be insured pursuant to this Lease, and as to such insurance, Lessor and any Facility Mortgagee need not be included therein as additional insureds, nor must losses thereunder be payable in the same manner as losses are payable under this Lease, except to the extent required to avoid a default under a Facility Mortgage or any other encumbrance.

                                   ARTICLE XIV

         14.1 Insurance Proceeds. Net Proceeds shall be paid to Lessor and held, disbursed or retained by Lessor as provided herein.

                  14.1.1 Proceeds of Special Risk Insurance. If the Net Proceeds are less than the Approval Threshold, and no Event of Default has occurred and is continuing, Lessor shall pay the Net Proceeds to Lessee promptly after Lessor receives the Net Proceeds and Lessee shall apply the Net Proceeds solely to the completion of the restoration of the damaged or destroyed Leased Property. If the Net Proceeds equal or exceed the Approval Threshold, and no Event of Default has occurred and is continuing, the Net Proceeds shall be made available for restoration or repair as provided in Section 14.6. Within fifteen (15) days of the receipt of the Net Proceeds of Special Risk Insurance, Lessor and Lessee shall agree as to the portion thereof, if any, attributable to the Lessee's Personal Property that Lessee is not required and does not elect to restore or replace, and if they cannot agree they shall submit the matter to arbitration pursuant to Article XXXV hereof, and the portion of the proceeds of such Special Risk Insurance agreed or determined by arbitration to be attributable to the Lessee's Personal Property that Lessee is not required and does not elect to restore or replace shall be paid to Lessee.

         14.2 Restoration in the Event of Damage or Destruction. If all or any portion of a Leased Property is damaged by fire or other casualty, Lessee shall
(a) give Lessor Notice of such damage or destruction within five (5) Business Days of the occurrence thereof, (b) within sixty (60) days of the occurrence commence the restoration of such Leased Property and (c) thereafter diligently proceed to complete such restoration to substantially the same (or better) condition as such Leased Property was in immediately prior to the damage or destruction as quickly as is reasonably possible, but subject to Force Majeure, in any event within two hundred forty (240) days of the occurrence. Regardless of the anticipated cost thereof, if the restoration of a Leased Property requires any modification of structural elements, prior to commencing such modification Lessee shall obtain Lessor's written approval of the plans and specifications therefor. In performing such restoration or repair, and as a condition to Lessee's obligation to restore or repair the Leased Property, the Net Proceeds payable with respect to such damage or destruction shall be paid or disbursed to Lessee as provided in Section 14.1 or Section 14.7 hereof. If there remains any surplus of Net Proceeds after completion of the repair or restoration of the Leased Property, such surplus shall belong and be paid to Lessee.

         14.3 Restoration of Lessee's Property. Notwithstanding the foregoing terms of Section 14.1, all insurance proceeds payable by reason of or damage to any of Lessee's Personal Property shall be paid to Lessee and Lessee shall hold such insurance proceeds in trust to pay the cost of repairing or replacing damaged Lessee's Personal Property. If Lessee is required to restore a Leased Property, Lessee shall also concurrently restore any of Lessee's Personal Property that is integral to the Primary Intended Use of such Leased Property at the time of the damage or destruction.

         14.4 No Abatement of Rent. Absent termination of this Lease as provided herein, there shall be no abatement of Rent by reason of any damage to or the partial or total destruction of any Leased Property.

         14.5 Waiver. Except as provided elsewhere in this Lease, Lessee hereby waives any statutory or common law rights of termination which may arise by reason of any damage to or destruction of a Leased Property.

         14.6 Extension of Time Periods. In the event that Lessee is unable to complete any action required by this Article XIV in the time period provided, and Lessee establishes to the reasonable satisfaction of Lessor that Lessee has been acting in good faith and diligently, then Lessor shall grant to Lessee a reasonable extension of time in which to complete the repair or reconstruction of any damaged Facility, prior to the time that Lessee would otherwise be required to repurchase such damaged Facility.

         14.7 Disbursement of Insurance Proceeds Equal to or Greater Than The Approval Threshold. If Lessee restores or repairs a Leased Property pursuant to this Article XIV, and if the Net Proceeds equal or exceed the Approval Threshold, the restoration or repair and disbursement of funds to Lessee shall be in accordance with the following procedures:

                  (i) The restoration or repair work shall be done pursuant to plans and specifications approved by Lessor and a certified construction cost statement, to be obtained by Lessee from a contractor reasonably acceptable to Lessor, showing the total cost of the restoration or repair; to the extent the cost exceeds the Net Proceeds, Lessee shall deposit with Lessor the amount of the excess cost, and Lessor shall disburse the funds so deposited in payment of the costs of restoration or repair before any disbursement of Net Proceeds.

                  (ii) Construction Funds shall be made available to Lessee upon request, no more frequently than monthly, as the restoration and repair work progresses, pursuant to certificates of an architect selected by Lessee that, in the judgment of Lessor, reasonably exercised, is highly qualified in the design and construction of the type of Facility being repaired and is otherwise reasonably acceptable to Lessor, which certificates must be in form and substance reasonably acceptable to Lessor. Payment of Construction Funds shall be subject to a ten percent (10%) holdback until the architect certifies that the work is fifty percent (50%) complete, after which, so long as there is no Event of Default under this Lease and so long as the architect certifies that work is proceeding in accordance with the schedule and budget, there shall be no further retainage.

                  (iii) After the first disbursement to Lessee, sworn statements and lien waivers in an amount at least equal to the amount of Construction Funds previously paid to Lessee shall be delivered to Lessor from all contractors, subcontractors and material suppliers covering all labor and materials furnished through the date of the previous disbursement.

                  (iv) Lessee shall deliver to Lessor such other evidence as Lessor may reasonably request from time to time during the course of the restoration and repair, as to the progress of the work, compliance with the approved plans and specifications, the cost of restoration and repair and the total amount needed to complete the restoration and repair, and showing that there are no liens against such Leased Property arising in connection with the restoration and repair and that the cost of the restoration and repair at least equals the total amount of Construction Funds then disbursed to Lessee hereunder.

                  (v) If the Construction Funds are at any time determined by Lessor to be inadequate for payment in full of all labor and materials for the restoration and repair, Lessee shall immediately pay the amount of the deficiency to Lessor to be held and disbursed as Construction Funds prior to the disbursement of any other Construction Funds then held by Lessor.

                  (vi) The Construction Funds may be disbursed by Lessor to Lessee or to the persons entitled to receive payment thereof from Lessee, and such disbursement in either case may be made directly or through a third party escrow agent, such as, but not limited to, a title insurance company, or its agent, all as Lessor may determine in its sole discretion. Provided Lessee is not in default hereunder, any excess Construction Funds shall be paid to Lessee upon completion of the restoration or repair.

                  (vii) If Lessee at any time fails to promptly and fully perform the conditions and covenants set out in subparagraphs (i) through (vi) above, and the failure is not corrected within ten (10) days of written Notice thereof, or if during the restoration or repair an Event of Default occurs hereunder, Lessor may, at its option, immediately cease making any further payments to Lessee for the restoration and repair.

                  (viii)  Lessor may  reimburse  itself out of the  Construction
         Funds for its reasonable expenses incurred in administering the Construction Funds and inspecting the restoration and repair work, including without limitation attorneys' and other professional fees and escrow fees and expenses.

                  (ix) If damage or destruction shall occur either (a) during the final Lease Year of the Initial Term and Lessee has not exercised its option to extend the Term of this Lease pursuant to Section 1.3 above or (b) during the final Lease Year of the Renewal Term, then Lessor, at Lessor's sole option, may elect to terminate the Lease as to the affected Facility (in which case Lessee shall surrender possession of the affected Facility and Lessee shall transfer to Lessor all of Lessee's interest in the Facility, including, without limitation, Lessee's interest in the licenses pursuant to which the Facility is then operated) and receive the Net Proceeds in lieu of Lessee restoring or repairing the damage or destruction. The election to terminate the Lease as to the affected Facility and receive the Net Proceeds pursuant to this Section 14.7(ix) must be exercised by Lessor by Notice to Lessee on or prior to the tenth (10th) Business Day following Lessor's receipt of Notice of such event of damage or destruction. If Lessor elects to terminate the Lease as to the affected Facility and receive the Net Proceeds in lieu of Lessee restoring or repairing the damage or destruction, then, as of the Proceeds Date, the annual Base Rent due under this Lease during the remainder of the Term shall be reduced by an amount equal to the product of the annual Base Rent in effect from time to time and the Casualty/Condemnation Reduction Percentage.

         14.8 Net Proceeds Paid to Facility Mortgagee. Notwithstanding anything herein to the contrary, if any Facility Mortgagee is entitled to any Net Proceeds, or any portion thereof, under the terms of any Facility Mortgage, the Net Proceeds shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. Lessor shall make commercially reasonable efforts to cause the Net Proceeds to be applied to the restoration of the Leased Property. If the Facility Mortgagee elects to apply the insurance proceeds to the indebtedness secured by the Facility Mortgage, Lessee shall either (i) restore the Facility to substantially the same (or better) condition as existed immediately before the damage or destruction, or (ii) terminate this Lease as to such Leased Property upon Notice to Lessor, such termination to be effective as of the first day of the calendar month following the later of (a) the date Lessee learns of the action of the Facility Mortgagee or (b) fifteen (15) days after the date Lessor learns of the action of the Facility Mortgagee, unless within fifteen (15) days of the notice from the Facility Mortgagee the Lessor agrees to make available to Lessee for restoration to or repair of the Leased Property funds equal to the amount applied by the Facility Mortgagee. Unless the damage or destruction is such as to entitle Lessor or Lessee to otherwise terminate this Lease as to such Facility under this Article XIV and Lessor or Lessee, as the case may be, shall fail to elect to terminate this Lease as to such Facility, in the time and in the manner provided, Lessor shall disburse such funds to Lessee as provided in Section 14.7 of this Master Lease and Lessee shall restore the Leased Property (as nearly as possible under the circumstances) to a complete architectural unit of the same general character and condition as the Leased Property existing immediately prior to such damage or destruction.

         In the event this Master Lease is so terminated as to such Facility (in which case Lessee shall surrender possession of the affected Facility and Lessee shall transfer to Lessor all of Lessee's interest in the Facility, including, without limitation, Lessee's interest in the licenses pursuant to which the Facility is then operated), as of the Proceeds Date, the annual Base Rent due under this Lease during the remainder of the Term shall be reduced by an amount equal to the product of the annual Base Rent in effect from time to time and the Casualty/Condemnation Reduction Percentage.


                                   ARTICLE XV


         15.1 Total Taking or Other Taking with Leased Property Rendered Unsuitable for Its Primary Intended Use. If title to the fee of the whole of a Leased Property is Taken, this Lease shall cease and terminate as to the Leased Property Taken as of the Date of Taking by the Condemnor and Rent shall be apportioned as of the termination date. If title to the fee of less than the whole of a Leased Property is Taken, but such Leased Property is thereby rendered Unsuitable for Its Primary Intended Use, Lessee and Lessor shall each have the option by written Notice to the other, at any time prior to the taking of possession by, or the date of vesting of title in, the Condemnor, whichever first occurs, to terminate this Lease with respect to such Leased Property as of the date so determined, in which event this Lease shall thereupon so cease and terminate as of the earlier of the date specified in such Notice or the date on which possession is taken by the Condemnor. If this Lease is so terminated as to a Leased Property (in which case Lessee shall surrender possession of the affected Facility and Lessee shall transfer to Lessor all of Lessee's interest in the Facility, including, without limitation, Lessee's interest in the licenses pursuant to which the Facility is then operated), as of the Proceeds Date, the annual Base Rent due under this Lease during the remainder of the Term shall be reduced by an amount equal to the product of the annual Base Rent in effect from time to time and the Casualty/Condemnation Reduction Percentage.

         15.2 Allocation of Award. The total Award made with respect to all or any portion of a Leased Property or for loss of Rent, or for loss of business, shall be solely the property of and payable to Lessor. Nothing contained in this lease will be deemed to create any additional interest in Lessee, or entitle Lessee to any payment based on the value of the unexpired term or so-called "bonus value" to Lessee of this Lease. Any Award made for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be payable to Lessee. In any proceedings with respect to an Award, Lessor and Lessee shall each seek its own Award in conformity herewith, at its own expense. Notwithstanding the foregoing, Lessee may pursue a claim for loss of its business, provided that under the laws of the State, such claim will not diminish the Award to Lessor.

         15.3 Partial Taking. In the event of a Partial Taking, Lessee, at its own cost and expense, shall within sixty (60) days of the taking of possession by, or the date of vesting of title in, the Condemnor, whichever first occurs, commence the restoration of the affected Leased Property to a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as existed immediately prior to the Partial Taking, and complete such restoration with all reasonable dispatch, but in any event, subject to Force Majeure, within two hundred forty (240) days of the date on which such Notice is given. Lessor shall contribute to the cost of restoration such portion of the Award as is made therefor, together with severance and other damages awarded for Leased Improvements Taken; provided, however, that the amount of such contribution shall not exceed such cost. As long as no Event of Default has occurred and is continuing, if such portion of the Award is in an amount less than the Approval Threshold, Lessor shall pay the same to Lessee upon commencement of such restoration. As long as no Event of Default has occurred and is continuing, if such portion of the Award is in an amount equal to or greater than the Approval Threshold, Lessor shall make such portion of the Award available to Lessee in the manner provided in Section 14.6 with respect to Net Proceeds in excess of the Approval Threshold. Notwithstanding anything to the contrary elsewhere herein, if the Fair Market Rent of the affected Leased Property is reduced by reason of the Partial Taking, from and after the date on which possession is taken by the Condemnor the annualized Base Rent shall be reduced by an amount determined by dividing the portion of the Award made to Lessor expressly for such reduction in Fair Market Rent by the Capitalization Rate.

         15.4 Temporary Taking. If there is a Taking of possession or the use of all or part of a Leased Property, but the fee of such Leased Property is not Taken in whole or in part, until such Taking of possession or use continues for more than six (6) months, all the provisions of this Lease shall remain in full force and effect and the entire amount of any Award made for such Taking shall be paid to Lessee provided there is then no Event of Default. Upon the termination of any such period of temporary use or occupancy, Lessee at its sole cost and expense shall restore the affected Leased Property, as nearly as may be reasonably possible, to the condition existing immediately prior to such Taking. If any temporary Taking continues for longer than six (6) months, and fifty percent (50%) or more of the patient capacity of the affected Facility is thereby rendered Unsuitable for Its Primary Use, such Taking shall be considered a Total Taking governed by Section 15.1 and this Lease shall cease and terminate as to the affected Leased Property only as of the last day of the sixth (6th) month, but if less than fifty percent (50%) of the patient capacity of such Facility is thereby rendered Unsuitable for Its Primary Use, Lessee and Lessor shall each have the option by at least sixty (60) day's prior written Notice to the other, at any time prior to the end of the temporary taking, to terminate this Lease as to the affected Leased Property of the date set forth in such Notice, and Lessee shall be entitled to any Award made for the period of such temporary Taking prior to the date of termination of the Lease. Rent shall not abate during the period of any temporary Taking.

         15.5 Awards Paid to Facility Mortgagee. Notwithstanding anything herein to the contrary, if any Facility Mortgagee is entitled to any Award or any portion thereof, under the terms of any Facility Mortgage such Award shall be applied, held and/or disbursed in accordance with the terms of the Facility Mortgage. If the Facility Mortgagee elects to apply the Award to the indebtedness secured by the Facility Mortgage: (i) if the Award represents an Award for Partial Taking as described in Section 15.3 above, Lessee shall restore the affected Facility (as nearly as possible under the circumstances) to a complete architectural unit of the same general character and condition as that of the Facility existing immediately prior to such Taking; or (ii) if the Award represents an Award for a Total Taking as described in Section 15.1 above, Lessee shall transfer to Lessor all of Lessee's interest in the Facility, including, without limitation, Lessee's interest in the licenses pursuant to which the Facility is then operated. In any such restoration or purchase, Lessee shall receive full credit for any portion of any Award retained by Lessor and the Facility Mortgagee, and as of the Proceeds Date, the Base Rent shall be reduced by a percentage equal to the Casualty/Condemnation Reduction Percentage.

         15.6 Extension of Time Periods. In the event that Lessee is unable to complete any action required by this Article XV in the time period provided, and Lessee establishes to the reasonable satisfaction of Lessor that Lessee has been acting in good faith and diligently, then Lessor shall grant to Lessee a reasonable extension of time in which to complete the repair or reconstruction of any Facility subject to Taking, prior to the time that Lessee would otherwise be required to repurchase such Facility subject to a Taking.

                                   ARTICLE XVI

         16.1 Lessor's Rights Upon an Event of Default. If an Event of Default shall occur Lessor may terminate this Lease by giving Lessee a Notice of Termination in accordance with the laws of the States in which each Facility is located, and in such event, the Term shall end and all rights of Lessee under this Lease shall cease on the Termination Date specified in the Notice of Termination. In addition to Lessor's right to terminate this Lease, Lessor shall have all other rights set forth in this Lease and all remedies available at law and in equity.

                  Lessee shall, to the extent permitted by law, pay as Additional Charges all costs and expenses incurred by or on behalf of Lessor, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in appeals and post-judgment proceedings) as a result of any default of Lessee hereunder. Lessor shall, to the extent permitted by law, pay Lessee all costs and expenses incurred by or on behalf of Lessee, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation is commenced, and if litigation is commenced, including fees and expenses incurred in appeals and post-judgment proceedings) as a result of any default of Lessor hereunder.

                  No Event of Default (other than a failure to make payment of money) shall be deemed to exist if and for so long as Lessee is unable to prevent such Event of Default because of Force Majeure, provided that upon the cessation of such Force Majeure, Lessee shall forthwith proceed to remedy the action or condition giving rise to such Event of Default within the applicable cure period as extended by such Force Majeure.

         16.2 Certain Remedies. If an Event of Default shall occur, whether or not this Lease has been terminated pursuant to Section 16.1, if required to do so by Lessor Lessee shall immediately surrender the Leased Properties to Lessor in the condition required by Section 9.1.5 and quit the same, and Lessor may enter upon and repossess the Leased Properties by reasonable force, summary proceedings, ejectment or otherwise, and may remove Lessee and all other persons and any and all personal properties from the Leased Properties, subject to rights of any residents or patients and to any Legal Requirements. In addition to all other remedies set forth or referred to in this Article XVI, Lessor shall have the right to suspend any Management Agreement as to one or more or all Facilities and to retain a manager of the affected Facility or all Facilities at the expense of Lessee, such manager to serve for such term and at such compensation as Lessor reasonably determines is necessary under the circumstances.

         16.3 Damages.  Neither (i) the  termination  of this Lease  pursuant to
Section 16.1, (ii) the repossession of the Leased Properties, (iii) the failure of Lessor to relet the Leased Properties, (iv) the reletting of all or any portion thereof, nor (v) the failure of Lessor to collect or receive any rentals due upon such any reletting, shall relieve Lessee of its liability and obligations hereunder, all of which shall survive any such termination, repossession or reletting. In the event this Lease is terminated by Lessor, Lessee shall forthwith pay to Lessor all Rent due and payable with respect to the Leased Properties to and including the Termination Date, including without limitation all interest and late charges payable under Section 3.3 hereof with respect to any late payment of such Rent. Lessee shall also pay to Lessor, as liquidated damages, at Lessor's option, either:

         (A)      The sum of:
                  (i) Lessor's Interim Rent Loss, minus Net Reletting Proceeds for such period, and minus the portion of Lessor's Interim Rent Loss, if any, that Lessee prove could reasonably have been mitigated by Lessor, plus

                  (ii) the Present Value on the Judgment Date of Lessor's Future Rent Loss, assuming the Cost of Living Index were to increase four (4) percentage points per Lease Year from the Judgment Date through the Expiration Date, minus the Present Value on the Termination Date of the portion of Lessor's Future Rent Loss that Lessee proves could reasonably be mitigated by Lessor;
         or

         (B) Each month between the Termination Date and the Expiration Date, Lessor's Monthly Rent Loss, minus the Net Reletting Proceeds for such month, and minus the portion, if any, of Lessor's Monthly Rent Loss that Lessee proves could reasonably have been avoided. Any suit brought to recover liquidated damages payable under this subsection "(B)" shall not prejudice Lessor's right to collect liquidated damages for subsequent months in a similar proceeding.

         16.4     Intentionally Omitted

         16.5 Waiver. If this Lease is terminated pursuant to Section 16.1, Lessee waives, to the extent permitted by applicable law, (i) any right of reentry, repossession or redesignation, (ii) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article XVI, and (iii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt. Acceptance of Rent at any time does not prejudice or remove any right of Lessor as to any right or remedy. No course of conduct shall be held to bar Lessor from literal enforcement of the terms of this Lease.

         16.6 Application of Funds. Any payments received by Lessor under any of the provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order which Lessor may determine or as may be prescribed by law.

         16.7     Bankruptcy.

         (a) Neither Lessee's interest in this Lease, nor any estate hereby created in Lessee's interest nor any interest herein or therein, shall pass to any trustee or receiver or assignee for the benefit of creditors or otherwise by operation of law, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC ss.101 et. seq.), as the same may be amended from time to time.

         (b)      Rights and Obligations Under the Bankruptcy Code.

                    (1) Upon filing of a petition by or against Lessee under the Bankruptcy Code, Lessee, as debtor and as debtor-in-possession, and any trustee who may be appointed with respect to the assets of or estate in bankruptcy of Lessee, agree to pay monthly in advance on the fifteenth
                    (15th) day of each month, as reasonable compensation for the use and occupancy of the Leased Premises, an amount equal to all Rent due pursuant to this Lease.

                    (2) Included within and in addition to any other conditions or obligations imposed upon Lessee or its successor in the event of the assumption and/or assignment of the Lease are the following: (i) the cure of any monetary defaults and reimbursement of pecuniary loss within not more than thirty
                    (30) days of assumption and/or assignment; (ii) the deposit of an additional amount equal to not less than three (3) months' Base Rent, which amount is agreed to be a necessary and appropriate deposit to secure the future performance under the Lease of Lessee or its assignee; (iii) the continued use of the Leased Premises for the Primary Intended Use; and (iv) the prior written consent of any Facility Mortgagee.


                                  ARTICLE XVII


         17.1 Lessor's Right to Cure Lessee's Default. If Lessee fails to make any payment or perform any act required to be made or performed under this Lease, and fails to cure the same within any grace or cure period applicable thereto, upon such Notice as may be expressly required herein (or, if Lessor reasonably determines that the giving of such Notice would risk loss to the Leased Properties or cause damage to Lessor, upon such Notice as is practical under the circumstances), and without waiving or releasing any obligation of Lessee, Lessor may make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Properties for such purpose and take all such action thereon as, in Lessor's sole opinion, may be necessary or appropriate. No such entry shall be deemed an eviction of Lessee. All amounts so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with the late charge and interest provided for in Section 3.3 thereon, shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE XVIII

         18.1 Holding Over. If Lessee remains in possession of all or any of the Leased Properties after the expiration of the Term or earlier termination of this Lease, such possession shall be as a month-to-month tenant, and throughout the period of such possession Lessee shall pay as Rent for each month one and one-half (1 1/2) times the sum of:(i) one-twelfth (1/12th) of the Base Rent payable during the Lease Year in which such expiration or termination occurs, plus (ii) all Additional Charges accruing during the month, plus (iii) any and all other sums payable by Lessee pursuant to this Lease. During such period of month-to-month tenancy, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by applicable law to month-to-month tenancies, to continue its occupancy and use of the Leased Properties until the month-to-month tenancy is terminated. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

         18.2 Indemnity. If Lessee fails to surrender the Leased Properties in a timely manner and in accordance with the provisions of Section 9.1.5 upon the expiration or termination of this Lease, in addition to any other liabilities to Lessor accruing therefrom, Lessee shall defend, indemnify and hold Lessor, its principals, officers, directors, agents and employees harmless from loss or liability resulting from such failure, including, without limiting the generality of the foregoing, loss of rental with respect to any new lease in which the rental payable thereunder exceeds the Rent paid by Lessee pursuant to this Lease during Lessee's hold-over and any claims by any proposed new tenant founded on such failure. The provisions of this Section 18.2 shall survive the expiration or termination of this Lease.


                                   ARTICLE XIX


         19.1 Subordination. Upon written request of Lessor, any Facility Mortgagee, or the beneficiary of any deed of trust of Lessor, Lessee will enter into a written agreement subordinating its rights pursuant to this Lease (i) to the lien of any mortgage, deed of trust or the interest of any lease in which Lessor is the lessee and to all modifications, extensions, substitutions thereof (or, at Lessor's option, agree to the subordination to this Lease of the lien of said mortgage, deed of trust or the interest of any lease in which Lessor is the lessee), and (ii) to all advances made or hereafter to be made thereunder. In connection with any such request, Lessor shall provide Lessee with a "Non-Disturbance Agreement" reasonably acceptable to such mortgagee, beneficiary or lessor providing that if such mortgagee, beneficiary or lessor acquires the Leased Properties by way of foreclosure or deed in lieu of foreclosure, such mortgagee, beneficiary or lessor will not disturb Lessee's possession under this Lease and will recognize Lessee's rights hereunder if and for so long as no Event of Default has occurred and is continuing. Lessee agrees to consent to amend this Lease as reasonably required by any Facility Mortgagee, and shall be deemed to have unreasonably withheld or delayed its consent if the required changes do not materially (i) alter the economic terms of this Lease, (ii) diminish the rights of Lessee, or (iii) increase the obligations of Lessee, provided that Lessee shall also have received the non-disturbance agreement provided for in this Article.

         19.2 Attornment. If any proceedings are brought for foreclosure, or if the power of sale is exercised under any mortgage or deed of trust made by Lessor encumbering the Leased Properties, or if a lease in which Lessor is the lessee is terminated, Lessee shall attorn to the purchaser or lessor under such lease upon any foreclosure or deed in lieu thereof, sale or lease termination and recognize the purchaser or lessor as Lessor under this Lease, provided the purchaser or lessor acquires and accepts the Leased Properties subject to this Lease.

         19.3 Lessee's Certificate. Lessee shall, upon not less than ten (10) days prior Notice from Lessor, execute, acknowledge and deliver to Lessor a Lessee's Certificate containing then-current facts. It is intended that any Lessee's Certificate delivered pursuant hereto may be relied upon by Lessor, any prospective tenant or purchaser of the Leased Properties, any mortgagee or prospective mortgagee, and by any other party who may reasonably rely on such statement. Lessee's failure to deliver the Lessee's Certificate within such time shall constitute an Event of Default. In addition, Lessee hereby authorizes Lessor to execute and deliver a certificate to the effect (if true) that Lessee represents and warrants that (i) this Lease is in full force and effect without modification, and (ii) Lessor is not in breach or default of any of its obligations under this Lease.


                                   ARTICLE XX

         20.1 Risk of Loss. During the Term, the risk of loss or of decrease in the enjoyment and beneficial use of the Leased Properties in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions (other than those caused by Lessor and those claiming from, through or under Lessor) is assumed by Lessee, and, in the absence of gross negligence, willful misconduct or material breach of this Lease by Lessor, Lessor shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Lessee to any abatement of Rent, except as specifically provided in this Lease.


                                   ARTICLE XXI

         21.1 Indemnification. Notwithstanding the existence of any insurance or self-insurance provided for in Article XIII, and without regard to the policy limits of any such insurance or self-insurance, Lessee shall protect, indemnify, save harmless and defend Lessor, its principals, officers, directors and agents and employees from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses), to the extent permitted by law, imposed upon or incurred by or asserted against Lessor by reason of: (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Properties or adjoining sidewalks during the Term, including without limitation any claims of malpractice, (ii) any use, misuse, non-use, condition, maintenance or repair by Lessee of the Leased

Properties, (iii) the failure to pay any Impositions as herein provided which are the obligation of Lessee to pay pursuant to this Lease, (iv) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and
(v) the nonperformance of any contractual obligation, express or implied, assumed or undertaken by Lessee or any party in privity with Lessee with respect to the Leased Properties or any business or other activity carried on with respect to the Leased Properties during the Term or thereafter during any time in which Lessee or any such other party is in possession of the Leased Properties or thereafter to the extent that any conduct by Lessee or any such party (or failure of such conduct thereby if the same should have been undertaken during such time of possession and leads to such damage or loss) causes such loss or claim. Any amounts which become payable by Lessee under this Section shall be paid within ten (10) days after liability therefor on the part of Lessee is determined by litigation or otherwise, and if not timely paid, shall bear interest (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Nothing herein shall be construed as indemnifying Lessor against its own grossly negligent acts or omissions or willful misconduct.

         Lessor shall indemnify, save harmless and defend Lessee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee as a result of the gross negligence or willful misconduct of Lessor.

         Lessee's or Lessor's liability for a breach of the provisions of this Article arising during the Term hereof shall survive any termination of this Lease for three (3) years following any termination of this Lease, provided that Lessee's obligations to indemnify Lessor with respect to environmental matters shall continue for six (6) years after such termination.

                                  ARTICLE XXII

         22.1 General Prohibition against Transfers. Lessee acknowledges that a significant inducement to Lessor to enter into this Lease with Lessee on the terms set forth herein is the combination of financial strength, experience, skill and reputation possessed by the Lessee named herein, the Person or Persons in Control of Lessee, the Guarantor(s) (if any) and the Manager of the Facilities on the Commencement Date, together with Lessee's assurance that Lessor shall have the unrestricted right to approve or disapprove any proposed Transfer. Therefore, there shall be no Transfer except as specifically permitted by this Lease or consented to in advance by Lessor in writing. Lessor hereby consents to the sublease of the Boone and Laurel facilities to Sterling Health Care Management, Inc., a Kentucky corporation, for the purpose of continuing its lease of those facilities under the Existing Lease applicable to those facilities which are been consolidated, amended and restated as part of this Lease. Lessee agrees that Lessor shall have the right to withhold its consent to any proposed Transfer on the basis of Lessor's judgment as to the effect the proposed Transfer may have on the Facilities and the future performance of the obligations of the Lessee under this Lease, whether or not Lessee agrees with such judgment. Any attempted Transfer which is not specifically permitted by this Lease or consented to by Lessor in advance in writing shall be null and void and of no force and effect whatsoever. In the event of a Transfer, Lessor may collect Rent and other charges from the Transferee and apply the amounts collected to the Rent and other charges herein reserved, but no Transfer or collection of Rent and other charges shall be deemed to be a waiver of Lessor's rights to enforce Lessee's covenants or an acceptance of the Transferee as Lessee, or a release of the Lessee named herein from the performance of its covenants. Notwithstanding any Transfer, Lessee shall remain fully liable for the performance of all terms, covenants and provisions of this Lease. Any violation of this Lease by any Transferee shall be deemed to be a violation of this Lease by Lessee.

         22.2 Subordination and Attornment. Lessee shall insert in any sublease permitted by Lessor provisions to the effect that (i) such sublease is subject and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (ii) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, and (iii) if the sublessee receives a written Notice from Lessor or Lessor's assignee, if any, stating that Lessee is in default under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under the sublease directly to the party giving such Notice, or as such party may direct, which payments shall be credited against the amounts owing by Lessee under this Lease.

         22.3 Sublease Limitation. Anything contained in this Lease to the contrary notwithstanding, even if a sublease of a Leased Property is permitted, Lessee shall not sublet such Leased Property on any basis such that the rental to be paid by the sublessee thereunder would be based, in whole or in part, on either (i) the income or profits derived by the business activities of the sublessee, or (ii) any other formula such that any portion of the sublease rental received by Lessor would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto. The parties agree that this paragraph shall not be deemed waived or modified by implication, but may be waived or modified only by an instrument in writing explicitly referring to this paragraph by number.

         22.4 Permitted Sublease. Lessee shall be entitled to sublease any Leased Property in its entirety to an Affiliate of Lessee upon Lessee's written acknowledgment, provided that (i) Lessee submits an original copy of any such sublease to Lessor for its reasonable approval and written acknowledgment prior to the date of commencement of same, which such sublease shall memorialize that the sublessee shall be fully liable for the performance of all of the obligations of Lessee under this Lease with respect to such Leased Property;
(ii) subject to the rights and priorities set forth in the Intercreditor Agreement, each sublessee shall jointly and severally guaranty the obligations of Lessee under the Lease; (iii) Lessor shall be provided security for the performance by each sublessee of its obligations reasonably satisfactory to Lessor, which security shall include, without limitation, subject to the rights and priorities set forth in the Intercreditor Agreement, a pledge of the stock of or other membership interest of Lessee in each sublessee, an assignment of the sublease, and a security interest in sublessee `s Personal Property and Accounts as required of Lessee pursuant to Section 6.4 hereof; (iv) the sole asset of any such sublessee shall be its interest in the contemplated sublease and Lessee's Personal Property relating to such Facility(ies); and (v) the sublessee shall be a wholly-owned subsidiary of Lessee. Lessee shall notify Lessor at least thirty (30) days in advance of the date on which Lessee desires to make such sublease. Lessee shall reimburse Lessor for the actual and reasonable legal fees actually incurred by Lessor in connection with Lessee's request. Lessee shall provide Lessor with a copy of the proposed sublease and such information as Lessor reasonably requests concerning the proposed sublessee to allow Lessor to make an informed judgment as to whether the sublease satisfies the provisions of this Section 22.5 and to obtain the security provided for herein.


                                  ARTICLE XXIII

         23.1 Officer's Certificates and Financial Statements. Lessee shall furnish (or as appropriate cause each Guarantor to furnish) to Lessor:

                  (i) Within ninety (90) days after the end of each of Advocat's fiscal years: (a) Consolidated Financial Statements for the Lessee (from and after the transfer of Lessee's interest to New Sub as contemplated by the Settlement and Restructuring Agreement) and Advocat, (b) separate financial statements for each of the Facilities, in each case certified by an financial officer of Lessee; and (c) an Officer's Certificate stating that to the best knowledge and belief of such officer after making due inquiry, Lessee is not in default in the performance or observance of any of the terms of this Lease, or if Lessee is in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same.

                  (ii)  Within  forty-five  (45)  days  after the end of each of
         Advocat's quarters, quarterly consolidated financial reports of Advocat, together with an Officer's Certificate that Lessee is not in default of any covenant set forth in Section 8 of this Lease and Guarantor is not in default of any covenant under the Guaranty, or if Lessee or Guarantor is in default, specifying all such defaults, the nature thereof, and the steps being taken to remedy the same;

                  (iii) Within forty-five (45) days after the end of each of Advocat's quarters, a quarterly Financial Statement from Advocat (provided, however, that such quarterly Financial Statements need not be certified by a certified public accountant, but shall be certified by Advocat to be complete and accurate);

                  (iv) Within thirty-five (35) days after the end of each month, monthly financial reports for each Facility with detailed statements of income and expense and detailed operational statistics regarding occupancy rates, patient mix and patient rates by type for the Facility;

                  (v) A copy of each cost report filed with a governmental agency for any Facility;

                  (vi) Within fifteen (15) days after they are required to be filed with the SEC, copies of any annual or quarterly report and of information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which Advocat is required to file with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934;

                  (vii) Within thirty (30) days of Lessee's or Manager's receipt thereof, copies of surveys performed by the appropriate governmental agencies for licensing or certification purposes, and any plan of correction thereto as approved by the appropriate governmental agency for any Facility.

                  (viii) Immediate Notice to Lessor of any action, proposal or investigation by any agency or entity, or complaint to such agency or entity, known to Lessee, the result of which could be to (i) modify in a way adverse to Lessee or revoke or suspend or terminate, or fail to renew or fully continue in effect, any license or certificate or operating authority pursuant to which Lessee carries on any part of the Primary Intended Use of any Facility, or (ii) suspend, terminate, adversely modify, or fail to renew or fully continue in effect any cost reimbursement or cost sharing program by any state or federal governmental agency, including but not limited to Medicaid or Medicare or any successor or substitute therefor, or seek return of or reimbursement for any funds previously advanced or paid pursuant to any such program, or (iii) impose any bed hold, limitation on patient admission or similar restriction on any Leased Property, or (iv) prosecute any party with respect to the operation of any activity on any Leased Property or enjoin any party or seek any civil penalty in excess of Ten Thousand Dollars ($10,000.00) in respect thereof;

                  (ix) As soon as it is prepared in each Lease Year, a capital and operating budget for the Facilities for that and the following Lease Year;

                  (x) With reasonable promptness, such other information respecting the financial condition and affairs of Lessee and the Facilities as Lessor may reasonably request from time to time including, without limitation, any such other information as may be available to the administration of the Leased Properties; and

                  (xi) At times reasonably required by Lessor, and upon request as appropriate, such additional information and unaudited quarterly financial information concerning the Leased Properties and Lessee as Lessor may require for its on-going filings with the Securities and Exchange Commission, under both the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, including, but not limited to 10-Q Quarterly Reports, 10-K Annual Reports and registration statements to be filed by Lessor during the Term of this Lease.

         Lessor's right to the statements referred to in Subparagraph (x) shall be subject to any prohibitions or limitations on disclosure of any such data under applicable laws or regulations, including, without limitation, any duly enacted "Patients' Bill of Rights" or any similar legislation, including such limitations as may be necessary to preserve the confidentiality of the Facility-patient relationship and the physician-patient privilege. Further, except for statements or information which are already public, Lessor shall not disclose the contents of any such statement, except to a Facility Mortgagee, proposed Facility Mortgagee, lender of Lessor, proposed Lender of Lessor, prospective investor, prospective purchaser, or Lessor's attorneys, accountants or agents, and except as permitted in Section 23.2.

         23.2 Public Offering Information. Lessee specifically agrees that Lessor may include financial information and information concerning the operation of the Facilities that does not violate the confidentiality of the facility-patient relationship and the physician-patient privilege under applicable laws, in offering memoranda or prospectus, or similar publications in connection with syndications or public offerings of Lessor's securities or interests, and any other reporting requirements under applicable Federal and State Laws, including those of any successor to Lessor. Lessee agrees to provide such other reasonable information necessary with respect to Lessee and the Leased Properties to facilitate a public offering or to satisfy SEC or regulatory disclosure requirements. Lessor shall provide to Lessee a copy of any information prepared by Lessor to so be published and Lessee shall have a reasonable period of time (not to exceed three (3) Business Days) after receipt of such information to notify Lessor of any corrections. Lessor shall reimburse Lessee for its out-of-pocket costs to its qualified public accountants for their services in connection with such public offering information and interim or "stub" financial information and "comfort letters" required pursuant to Section
23.1 (xi) as requested by Lessor.

                                  ARTICLE XXIV

         24.1 Lessor's Right to Inspect. Lessee shall permit Lessor and its authorized representatives to inspect the Leased Properties and the books and records of Lessee and/or Sublessees relating to the operation of the Facilities during normal business hours at any time without Notice subject to any security, health, safety or confidentiality requirements any governmental agency or insurance requirement relating to the Leased Properties, or imposed by law or applicable regulations.


                                   ARTICLE XXV

         25.1 No Waiver. No failure by Lessor to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. No waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.


                                  ARTICLE XXVI

         26.1 Remedies Cumulative. To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.


                                  ARTICLE XXVII

         27.1 Acceptance of Surrender. No surrender to Lessor of this Lease or of the Leased Properties or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor, and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXVIII


         28.1 No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (i) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, and (ii) the fee estate in the Leased Properties.

         28.2 No Partnership. Nothing contained in this Lease will be deemed or construed to create a partnership or joint venture between Lessor and Lessee or to cause either party to be responsible in any way for the debts or obligations of the other or any other party, it being the intention of the parties that the only relationship hereunder is that of Lessor and Lessee.


                                  ARTICLE XXIX

         29.1 Conveyance by Lessor. If Lessor or any successor owner of the Leased Properties conveys the Leased Properties other than as security for a debt, and the grantee or transferee of the Leased Properties shall expressly assume all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance, Lessor or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.


                                   ARTICLE XXX

         30.1 Quiet Enjoyment. So long as Lessee pays all Rent as it becomes due and complies with all of the terms of this Lease and performs its obligations hereunder, Lessee shall peaceably and quietly have, hold and enjoy the Leased Properties for the Term, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor, but subject to the Permitted Encumbrances and all liens and encumbrances hereafter provided for in this Lease or consented to by Lessee. Except as otherwise provided in this Lease, no failure by Lessor to comply with the foregoing covenant will give Lessee any right to cancel or terminate this Lease or abate, reduce or make a deduction from or offset against the Rent or any other sum payable under this Lease, or to fail to perform any other obligation of Lessee. Lessee shall, however, have the right, by separate and independent action, to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.


                                  ARTICLE XXXI


         31.1 Notices. Any notice, request or other communication to be given by any party hereunder shall be in writing and shall be sent by registered or certified mail, postage prepaid, or by hand delivery or facsimile transmission to the following address:

                  To Lessee:            Diversicare Leasing Corp.
                                        c/o Advocat, Inc.
                                        277 Mallory Station Road, Suite 130
                                        Franklin, TN 37067
                                        Attn: Chief Financial Officer
                                        Telephone No.: (615) 771-7575
                                        Facsimile No.: (615) 771-7409

                  With copy to          Harwell Howard Hyne Gabbert
                                          & Manner, P.C.
                  (which shall not      315 Deaderick Street, Suite 1800
                  constitute notice):   Nashville, TN 37238
                                        Attn: J. Mark Manner
                                        Telephone No.: (615) 256-0500
                                        Facsimile No.: (615) 251-1057

                  To Lessor:            Omega Healthcare Investors, Inc.
                                        900 Victors Way, Suite 350
                                        Ann Arbor, Michigan 48108
                                        Attn.: F. Scott Kellman and
                                               Susan Allene Kovach
                                        Telephone No.: (734) 887-0200
                                        Facsimile No.: (734) 887-0201

                  With copy to          Dykema Gossett PLLC
                  (which shall not      39577 Woodward Ave., Suite 300
                  constitute notice):   Bloomfield Hills, Michigan 48304
                                        Attn: Fred J. Fechheimer
                                        Telephone No.: (248) 203-0743
                                        Facsimile No.: (248) 203-0763

or to such other address as either party may hereafter designate. Notice shall be deemed to have been given on the date of delivery if such delivery is made on a Business Day, or if not, on the first Business Day after delivery. If delivery is refused, Notice shall be deemed to have been given on the date delivery was first attempted. Notice sent by facsimile transmission shall be deemed given upon confirmation that such Notice was received at the number specified above or in a Notice to the sender. If Lessee has vacated the Leased Properties, Lessor's Notice may be posted on the door of a Leased Property.

                                  ARTICLE XXXII


         32.1 Appraisers. If it becomes necessary to determine Fair Market Value or Fair Market Rent for any purpose under this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after such Notice, the party receiving such Notice shall give Notice to the other party of its selection of a person to act as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the Appraisal Institute (or any successor organization thereto) and experienced in appraising facilities used for purposes similar to the Primary Intended Use of the Facilities, shall, within forty-five (45) days after the date of the Notice appointing the first appraiser, proceed to appraise the Leased Property or Leased Properties, as the case may be, to determine the Fair Market Value or Fair Market Rent thereof as of the relevant date (giving effect to the impact, if any, of inflation between the date of their decision and the relevant date); provided, however, that if only one appraiser has been so appointed, or if two appraisers have been so appointed but only one such appraiser has made such determination within fifty (50) days after the date of the Notice appointing the first appraiser, then the determination of such appraiser shall be final and binding upon the parties. To the extent consistent with sound appraisal practice at the time of any such appraisal, such appraisal shall be made on a basis consistent with the basis on which the Leased Property or Leased Properties were appraised for purposes of determining its Fair Market Value at the time of Lessor's acquisition thereof. If two appraisers have been appointed and have made their determinations within the respective requisite periods set forth above, and if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, then the Fair Market Value or

Fair Market Rent shall be an amount equal to fifty percent (50%) of the sum of the amounts so determined. If the difference between the amounts so determined exceeds ten percent (10%) of the lesser of such amounts, then such two appraisers shall within twenty (20) days appoint a third appraiser. If no such appraiser is appointed within such twenty (20) days or within ninety (90) days of the date of the Notice appointing the first appraiser, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the Fair Market Value or Fair Market Rent within forty-five (45) days after appointment of such appraiser. The determination of the appraiser which differs most in terms of dollar amount from the determinations of the other two appraisers shall be excluded, and the average of the remaining two determinations shall be final and binding upon Lessor and Lessee as the Fair Market Value or Fair Market Rent of the Leased Property or Leased Properties, as the case may be. If the Fair Market Rent is being determined for more than one year, the Fair Market Rent may include such annual increases, if any, as the appraisers determine to be in accordance with the terms of this Lease.

         This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law, and judgment may be entered upon such determination in a court of competent jurisdiction. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser and one-half of all other costs and expenses incurred in connection with each appraisal.


                                 ARTICLE XXXIII

         33.1 Breach by Lessor. Lessor shall not be in breach of this Lease unless Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty (30) days after written Notice specifying such failure and the necessary curative action is received by Lessor from Lessee. If the failure cannot with due diligence be cured within a period of thirty (30) days, the failure shall not be deemed to continue if Lessor, within said thirty (30) day period, proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof. The time within which Lessor shall be obligated to cure any such failure shall also be subject to extension of time due to Force Majeure.

         33.2 Compliance With Facility Mortgage. Except for payments due under any Facility Mortgage (which shall be the responsibility of the Mortgagor thereunder), Lessee covenants and agrees that it will duly and punctually observe, perform and comply with all of the terms, covenants and conditions (including, without limitation, covenants requiring the keeping of books and records and delivery of financial statements and other information) of any Facility Mortgage as to which Lessee has been given Notice and that it will not directly or indirectly, do any act or suffer or permit any condition or thing to occur, which would or might constitute a default under a Facility Mortgage as to which Lessee has been given Notice. Anything in this Lease to the contrary notwithstanding, if the time for performance of any act required of Lessee by the terms of a Facility Mortgage as to which Lessee has been given Notice is shorter than the time allowed by this Lease for performance of such act by Lessee, then Lessee shall perform such act within the time limits specified in such Facility Mortgage.


                                  ARTICLE XXXIV


         34.1 Disposition of Personal Property on Termination; Lessor's Option to Purchase. Upon the expiration or earlier termination of this Lease, Lessee shall immediately surrender, turn over and deliver to Lessor, without the payment of any additional consideration by Lessor, all Personal Property then located on or at or used in the operation of the Leased Properties, other than Lessee's Incidental Personal Property and the items of Personal Property listed on Schedule A attached hereto. Upon Lessor's request, Lessee shall, without any charge or cost to Lessor, execute and deliver to Lessor such bills of sale, assignments or other instruments necessary, appropriate or reasonably requested by Lessor to establish Lessor's ownership of such Personal Property. In addition, Lessor shall have the option on the terms hereinafter set forth to purchase all (but not less than all) of Lessee's Incidental Personal Property (specifically excluding, the items set forth on Schedule A), if any, at the expiration or termination of this Lease, for an amount equal to the then book value thereof (acquisition cost less accumulated depreciation on the books of Lessee pertaining thereto), subject to, and with appropriate credits for, any obligations owing from Lessee to Lessor and for the then outstanding balances owing on all equipment leases, conditional sale contracts and any other encumbrances to which such Lessee's Personal Property is subject. Lessor's option shall be exercised by Notice to Lessee no more than one hundred eighty
(180) days, nor less than ninety (90) days, before the expiration of the Initial Term or, if the Term is renewed as provided herein, before the expiration of the last Renewal Term, unless this Lease is terminated prior to its expiration date by reason of an Event of Default, in which event Lessor's option shall be exercised not more than thirty (30) days after the Termination Date. Lessor's option shall terminate upon Lessee's purchase of the Leased Properties. If Lessee does not receive Lessor's Notice exercising its option before the expiration of the relevant required time period, Lessee shall give Lessor Notice thereof and Lessor's option shall continue in full force and effect for a period of thirty (30) days after such Notice from Lessee. If Lessor exercises its option, Lessee shall, in exchange for Lessor's payment of the purchase price, deliver the purchased Lessee's Personal Property to Lessor, together with a bill of sale and such other documents as Lessor may reasonably request in order to carry out the purchase, and the purchase shall be closed by such delivery and such payment on the date set by Lessor in its Notice of exercise.

         34.2  Facility  Trade Names.  If this Lease is  terminated  pursuant to
Section 16.1 or Lessor exercises its option to purchase Lessee's Personal Property pursuant to Section 34.1, Lessee shall be deemed to have assigned to Lessor the right to use the Facility Trade Names in the markets in which the Facilities are located, and Lessee shall not after any such termination use the Facility Trade Names in the same market in which any Facility is located in connection with any business that competes with such Facility provided, however, that nothing contained in this Section 34.2 grants Lessor any right to use the name "Diversicare" for any Leased Property or Facility.

         34.3 Transfer of Operational Control of the Facilities. Lessee shall cooperate fully in transferring operational control of the Facilities to Lessor or Lessor's nominee if the Term expires without renewal or purchase by Lessee, or this Lease is terminated upon the occurrence of an Event of Default or for any other reason, and shall use its reasonable best efforts to cause the business conducted at the Facilities to continue without interruption. To that end, pending completion of the transfer of the operational control of the Facilities to Lessor or its nominee:

                  (i) Lessee will not terminate the employment of any employees without just cause, or change any salaries, provided, however, that without the advance written consent of Lessor Lessee may grant pre-announced wage increases of which Lessor has knowledge, increases required by written employment agreements and normal raises to non-officers at regular review dates; and Lessee will not hire any additional employees except in good faith in the ordinary course of business;

                  (ii) Lessee will provide all necessary information requested by Lessor or its nominee for the preparation and filing of any and all necessary applications or notifications of any federal or state governmental authority having jurisdiction over a change in the operational control of the Facilities, and any other information reasonably required to effect an orderly transfer of the Facilities, and Lessee will use its best efforts to cause all operating health care licenses to be transferred to Lessor or to Lessor's nominee;

                  (iii) Lessee shall use its best efforts to keep the business and organization of the Facilities intact and to preserve for Lessor or its nominee the goodwill of the suppliers, distributors, residents and others having business relations with Lessee with respect to the Facilities;

                  (iv) Lessee shall engage only in transactions or other activities with respect to the Facilities which are in the ordinary course of its business and shall perform all maintenance and repairs reasonably necessary to keep the Facilities in satisfactory operating condition and repair, and shall maintain the supplies and foodstuffs at levels which are consistent and in compliance with all health care regulations, and shall not sell or remove any personal property except in the ordinary course of business and in accordance with the terms and conditions of this Lease;

                  (v) Lessee shall provide Lessor or its nominee with full and complete information regarding the employees of the Facilities and shall reimburse Lessor or its nominee for all outstanding accrued employee benefits, including accrued vacation, sick and holiday pay calculated on a true accrual basis, including all earned and a prorated portion of all unearned benefits;

                  (vi) Lessee shall use its best efforts to obtain the acknowledgment and the consent of any creditor, lessor or sublessor, mortgagee, beneficiary of a deed of trust or security agreement affecting the real and personal properties of Lessee or any other party whose acknowledgment and/or consent would be required because of a change in the operational control of the Facilities and transfer of personal property. The consent must be in form, scope and substance satisfactory to Lessor or its nominee, including, without limitation, an acknowledgment in respect to all such contracts, leases, deeds of trust, mortgage, security agreements, or other agreements that Lessee and all predecessors or successors-in-interest thereto are not in default in respect thereto, that no condition known to the consenting party exists which with the giving of notice or lapse of time would result in such a default, and, if requested, affirmatively consenting to the change in the operational control of the Facilities;

                  (vii) Lessee shall not encourage the transfer of any patients from the Facilities;

                  (viii) Lessee consents to Lessor, or its nominee, seeking to employ any on-site employees of the Facilities, but neither Lessor nor its nominee shall have any obligation to employ any employees of the Facilities;

                  (ix) To more fully preserve and protect Lessor's rights under this Section, Lessee does hereby make, constitute and appoint Lessor its true and lawful attorney-in-fact, for it and in its name, place and stead to execute and deliver all such instruments and documents, and to do all such other acts and things, as Lessor may deem to be necessary or desirable to protect and preserve the rights granted under this Section, including, without limitation, the preparation, execution and filing with the Board of Health (or similar agency) of each State or any and all required "Letters of Responsibility" or similar documents. Lessee hereby grants to Lessor the full power and authority to appoint one or more substitutes to perform any of the acts that Lessor is authorized to perform under this Section, with a right to revoke such appointment of substitution at Lessor's pleasure. The power of attorney granted pursuant to this Section is coupled with an interest and therefore is irrevocable. Any person dealing with Lessor may rely upon the representation of Lessor relating to any authority granted by this power of attorney, including the intended scope of the authority, and may accept the written certificate of Lessor that this power of attorney is in full force and effect. Photographic or other facsimile reproductions of this executed Lease may be made and delivered by Lessor, and may be relied upon by any person to the same extent as though the copy were an original. Anyone who acts in reliance upon any representation or certificate of Lessor, or upon a reproduction of this Lease, shall not be liable for permitting Lessor to perform any act pursuant to this power of attorney. Notwithstanding the foregoing, Lessor covenants with Lessee that Lessor shall refrain from exercising the power of attorney granted hereby except in the case of an Event of Default hereunder or in the event of a default, which, in Lessor's reasonable judgment, may lead to the suspension or revocation of any license of Lessee or of any sublessee.

         34.4 Intangibles and Personal Property. Notwithstanding any other provision of this Lease but subject to Section 6.4 relating to the security interest in favor of Lessor, Lessor's Personal Property shall not include goodwill nor shall it include any other intangible personal property that is severable from Lessor's "interests in real property" within the meaning of
Section 856(d) of the Code, or any similar or successor provision thereto.

                                  ARTICLE XXXV


         35.1 Arbitration. Except with respect to the payment of Rent under this Lease and any proceedings to recover possession of one or more of the Leased Properties, in case any controversy arises between the parties hereto as to any of the provisions of this Lease or the performance thereof, and the parties are unable to settle the controversy by agreement or as otherwise provided herein, the controversy shall be decided by arbitration. The arbitration shall be conducted by three arbitrators selected in accordance with the rules and procedures of the American Arbitration Association. The decision of the arbitrators shall be final and binding, and judgment may be entered thereon in any court of competent jurisdiction. The decision shall set forth in writing the basis for the decision. In rendering the decision and award, the arbitrators shall not add to, subtract from, or otherwise modify the provisions of this Lease. The expense of the arbitration shall be divided between Lessor and Lessee unless otherwise specified in the award. Each party in interest shall pay the fees and expenses of its own counsel. The arbitration shall be conducted in Ann Arbor, Michigan. In any arbitration, the parties shall be entitled to conduct discovery in the same manner as permitted under Federal Rules of Civil Procedure 26 through 37, as amended. No provision in this Article shall limit the right of any party to this Agreement to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration, and the exercise of such remedies does not constitute a waiver of the right of either party to arbitration.


                                  ARTICLE XXXVI

         36.1     Miscellaneous.

                  36.1.1 Survival, Choice of law. Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to the date of expiration or termination of this Lease shall survive such expiration or termination. If any term or provision of this Lease or any application thereof is held invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by an instrument in writing and in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the state of Michigan, as to all matters other than (i) those matters relating to the enforcement or exercise of any possessory or summary remedies of Lessor under this Lease, which shall be governed by the laws of the applicable State or States and (ii) matters which under applicable procedural conflicts of laws rules require the application of laws of another State.

         LESSEE CONSENTS TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATES OF MICHIGAN AND EACH STATE IN WHICH A FACILITY IS LOCATED, AND AGREES THAT ALL DISPUTES CONCERNING THIS AGREEMENT BE HEARD IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATES OF MICHIGAN OR ANY STATE IN WHICH A FACILITY IS LOCATED. LESSEE AGREES THAT SERVICE OF PROCESS MAY BE EFFECTED UPON IT UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATES OF MICHIGAN OR ANY STATE IN WHICH A FACILITY IS LOCATED AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATES OF MICHIGAN OR ANY SUCH STATE.

                  36.1.2 Limitation on Recovery. Lessee specifically agrees to look solely to Lessor's interest in the Leased Properties for recovery of any judgment from Lessor, it being specifically agreed that no constituent shareholder, officer or director of Lessor shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Lessee. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Lessee might otherwise have to obtain injunctive relief against Lessor or Lessor's successors in interest or any action not involving the personal liability of Lessor (original or successor). Furthermore, except as otherwise expressly provided herein, Lessor (original or successor) shall never be liable to Lessee for any indirect or consequential damages suffered by Lessee from whatever cause. Lessor agrees to look solely to the assets of Lessee and not to any director, officer or shareholder (other than Guarantor pursuant to the Guaranty) of Lessee for payment of Lessee for payment of any monetary obligation to Lessor or for recovery of any judgment from Lessee.

                  36.1.3 Waivers. Lessee waives any defense by reason of any disability of Lessee, and waives any other defense based on the termination of Lessee's (including Lessee's successor's) liability from any cause. Lessee waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance, and waives all notices of the existence, creation, or incurring of new or additional obligations.

                  36.1.4 Consents. Whenever the consent or approval of Lessor or Lessee is required hereunder, Lessor or Lessee may in its sole discretion and without reason withhold that consent or approval unless otherwise specifically provided.

                  36.1.5 Counterparts. This Lease may be executed in separate counterparts, each of which shall be considered an original when each party has executed and delivered to the other one or more copies of this Lease.

                  36.1.6 Options Personal. The renewal options granted to Lessee in this Lease are granted solely to Lessee and are not assignable or transferrable except in connection with a Transfer permitted in Article XXII.

                  36.1.7 Rights Cumulative. Except as provided herein to the contrary, the respective rights and remedies of the parties specified in this Lease shall be cumulative and in addition to any rights and remedies not specified in this Lease.

                  36.1.8 Entire Agreement. There are no oral or written agreements or representations between the parties hereto affecting this Lease. This Lease supersedes and cancels any and all previous negotiations, arrangements, representations, brochures, agreements and understandings, if any, between Lessor and Lessee.

                  36.1.9 Amendments in Writing. No provision of this Lease may be amended except by an agreement in writing signed by Lessor and Lessee.

                  36.1.10 Severability. If any provision of this Lease or the application of such provision to any person, entity or circumstance is found invalid or unenforceable by a court of competent jurisdiction, such determination shall not affect the other provisions of this Lease and all other provisions of this Lease shall be deemed valid and enforceable.

                  36.1.11 Time of the Essence. Except for the delivery of possession of the Facilities to Lessee, time is of the essence of all provisions of this Lease of which time is an element.


                                 ARTICLE XXXVII

         37.1 Commissions. Lessor or Lessee each represent and warrant to the other that no real estate commission, finder's fee or the like is due and owing to any person in connection with this Lease. Lessor and Lessee each agree to save, indemnify and hold the other harmless from and against any and all claims, liabilities or obligations for brokerage, finder's fees or the like in connection with this Lease or the transactions contemplated hereby, asserted by any person on the basis of any statement or act alleged to have been made or taken by that party.


                                 ARTICLE XXXVIII

         38.1 Memorandum or Short Form of Lease. Lessor and Lessee shall, promptly upon the request of either, enter into a Memorandum or Short Form of this Lease, substantially in the form of attached Exhibit D with such modifications as may be appropriate under the laws and customs of the States and in the customary form suitable for recording under the laws of each of the States. Lessee shall pay all costs and expenses of recording such memorandum or short form of this Lease.

                                  ARTICLE XXXIX


         39.1 Security Deposit. Lessor acknowledges that it holds the Security Deposit in the form of cash. Lessor shall continue to hold the Security Deposit as security for the full and faithful performance by Lessee of each and every term, provision, covenant and condition of this Lease. The Security Deposit shall be deposited by Lessor into an account which shall earn interest for the benefit of Lessee, which cash shall remain on deposit as security and be available to Lessor as provided in this Article. The Security Deposit shall not be considered an advance payment of Rent (or of any other sum payable to Lessee under this Lease) or a measure of Lessor's damages in case of a default by Lessee. The Security Deposit shall not be considered a trust fund, and Lessee expressly acknowledges and agrees that Lessor is not acting as a trustee or in any fiduciary capacity in controlling or using the Security Deposit. Notwithstanding the foregoing, Lessor shall maintain the Security Deposit separate and apart from Lessor's general and/or other funds. Provided that Lessee is not then in default, Lessor shall disburse to Lessee the earnings on the Security Deposit on a quarterly basis. The Security Deposit, less any portion thereof applied as provided in Section 39.2 shall be returned to Lessee within sixty (60) days following the expiration of the Term or earlier termination of this Lease. Lessee may satisfy the Security Deposit obligation by providing one or more letters of credit, subject to the following conditions:
(a) Lessor shall reasonable approve the form of any proposed letter of credit; and (b) Lessee shall execute a letter of credit agreement in a form acceptable to Lessor, in Lessor's sole discretion.

         39.2 Additional Security Deposit. If a Facility is affected by any of the conditions described in Subsection (h) under the definition of Event of Default, and such condition continues beyond the shorter of (i) the period during which Lessor is in good faith appealing such condition, and (ii) ninety
(90) days, then Lessee shall increase the amount of the Security Deposit. The increase ("Increase") shall be in an amount equal to the fair market value which the affected Facility would have if none of the conditions described in Subsection (h) existed with respect to that Facility and if the Facility had licensed beds equal to the number of licensed beds in the Facility as of the Effective Date, an occupancy rate equal to the State average occupancy rate for facilities utilized for the Primary Intended Use of the Facility, less the actual fair market value of the Facility. If the parties cannot agree upon the amount of the Increase, the amount of the Increase shall be determined in accordance with the arbitration procedures set forth in Article XXXV. Lessee may fund the Increase in equal monthly installments beginning on the first (1st) day of the first (1st) month following the end of the time periods set forth above and ending on the earlier of (i) three (3) years thereafter, and (ii) two (2) years prior to the end of the Term; provided, however, that if the obligation to fund occurs during the last two (2) years of the Term, the Increase shall be funded immediately. If an Increase has been funded, the Facility is subsequently no longer affected by any of the conditions described in Subsection (h), the Facility has been reopened, and no Event of Default is continuing, the Increase shall be returned to Lessee. Pending an agreement between Lessor and Lessee as to the amount of the Increase, Lessee will fund the Increase based upon Lessee's good faith estimate of the amount thereof.

         39.3 Application of Security Deposit. If Lessee defaults in respect of any of the terms, provisions, covenants and conditions of this Lease, including, but not limited to, payment of any Rent and other sums of money payable by Lessee, Lessor may, but shall not be required to, in addition to and not in lieu of any other rights and remedies available to Lessor use, apply all or any part of the Security Deposit to the payment of any sum in default, or any other sum, including but not limited to, any damages or deficiency in reletting the Leased Properties, which Lessor may expend or be required to expend by reason of Lessee's default. Whenever, and as often as, Lessor has applied any portion of the Security Deposit to cure Lessee's default hereunder, Lessee shall, within ten (10) days after Notice from Lessor, deposit additional money with Lessor sufficient to restore the Security Deposit to the full amount originally provided or paid, and Lessee's failure to do so shall constitute an Event of Default hereunder without any further Notice.

         39.4 Transfer of Security Deposit. If Lessor transfers its interest under this Lease, Lessor shall assign the Security Deposit to the new lessor and thereafter Lessor shall have no further liability for the return of the Security Deposit, and Lessee agrees to look solely to the new lessor for the return of the Security Deposit. The provisions of the preceding sentence shall apply to every transfer or assignment of Lessor's interest under this Lease. Lessee agrees that it will not assign or encumber or attempt to assign or encumber the Security Deposit and that Lessor, its successors and assigns, may return the Security Deposit to the last Lessee in possession at the last address for Notice given by such Lessee and that Lessor shall thereafter be relieved of any liability therefor, regardless of one or more assignments of this Lease or any such actual or attempted assignment or encumbrances of the Security Deposit.

                             SIGNATURE PAGES FOLLOW

         IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized officers as of the date first above written.

                                        LESSOR:

                                        STERLING ACQUISITION CORP., a Kentucky
                                        corporation


                                        By: /s/ Susan A. Kovach
                                            -------------------------

                                        Name: Susan A. Kovach
                                        Title: Vice President


                                        LESSEE:

                                        DIVERSICARE LEASING CORPORATION,
                                        a Tennessee corporation



                                        By: /s/ James F. Mills, Jr.
                                            -------------------------

                                        Name: James F. Mills, Jr.
                                        Title: Senior Vice President

THE STATE OF  TENNESSEE                      )
                                             :ss
COUNTY OF   DAVIDSON                         )

     This instrument was acknowledged before me on the 8th day of November, 2000, by Susan A. Kovach, the Vice President of Sterling Acquisition Corp., a Delaware corporation, on behalf of the corporation


Andrea Neiderland
Notary Public
Davidson, County, Tennessee
My commission expires: March 23, 2002


THE STATE OF TENNESSEE            )
                                  :ss
COUNTY OF    DAVIDSON             )


     This instrument was acknowledged before me on the 8th day of November, 2000, by James F. Mills, Jr., the Senior Vice President of Diversicare Leasing Corporation, a Tennessee corporation, on behalf of the corporation


Andrea Neiderland
Notary Public
Davidson, County, Tennessee
My commission expires:  March 23, 2002

                            LIST OF EXHIBITS TO LEASE



Exhibit A - Description of Land

Exhibit B - Permitted Encumbrances

Exhibit C - Form of Lessee's Certificate

Exhibit D - Form of Memorandum and Short Form of Lease

Exhibit E - Form of Consent and Agreement of Manager



                           LIST OF SCHEDULES TO LEASE

Schedule A - Excluded Personal Property of Lessee

Schedule B - Exceptions to Permitted Use

Schedule C - Excepted Facilities to Radius Restriction

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES

                                    EXHIBIT C

                          FORM OF LESSEE'S CERTIFICATE

The undersigned ("Lessee") under that certain Lease (the "Lease") dated 199 - and made with , a ("Lessor"), hereby certifies:

         1. That it is Lessee under the Lease; that attached hereto as Exhibit "A" is a true and correct copy of the Lease; that the Lease is now in full force and effect and has not been amended, modified or assigned except as disclosed or included in Exhibit "A"; and that the Lease constitutes the entire agreement between Lessor and Lessee.

         2. That there exist no defenses or offsets to enforcement of the Lease; that there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee or, to the best of Lessee's knowledge, Lessor thereunder; and that Lessee has no notice or knowledge of any prior assignment, hypothecation, subletting or other transfer of Lessor's interest in the Lease.

         3. That the Base Rent for the first Lease Year under this Lease is $ . All Rent which is due has been paid, and there are no unpaid Additional Charges owing by Lessee under the Lease as of the date hereof. No Base Rent or other items (including without limitation security deposit and any impound account or funds) have been paid by Lessee in advance under the Lease except for the security deposit held by Lessor [in the form of an irrevocable letter of credit] in the amount of $******* and the monthly installment of Base Rent that became due on .

         4. That Lessee has no claim against Lessor for any security deposit, impound account or prepaid Rent except as provided in paragraph 3 of this Certificate.

         5. That there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws of the United States or any state thereof, nor has Lessee nor, to the best of Lessee's knowledge has Lessor begun any action, or given or received any notice for the purpose of termination of the Lease.

         6. That there are, as of the date hereof, no breaches or uncured defaults on the part of Lessee under any other agreement executed in connection with the Lease.

         7. This  Certificate  has been requested by Lessor  pursuant to Section
19.3 of this Lease and for the benefit of ("Relying   Party"). The Relying Party
is entitled to rely on the statements of Lessee contained in this certificate.

         8. All capitalized terms used herein and not defined herein shall have the meanings for such terms set forth in the Lease.

Dated:   _____, 199_                LESSEE:

                                            By:

                                    EXHIBIT D

                    FORM OF MEMORANDUM OR SHORT FORM OF LEASE




             MEMORANDUM OF CONSOLIDATED, AMENDED AND RESTATED LEASE



         THIS MEMORANDUM OF CONSOLIDATED, AMENDED AND RESTATED LEASE, made and entered into as of November _____, 2000 by and between Sterling Acquisition Corp., a Kentucky corporation, having its principal office at c/o Omega Healthcare Investors, Inc., 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 as Lessor and Diversicare Leasing Corp., a Tennessee corporation, having its principal office at c/o Advocat, Inc., 277 Mallory Station Road, Suite 130, Franklin, Tennessee 37067 as Lessee with respect to the real property identified in Exhibit "A" attached hereto and located in Phenix City, Alabama.

                                   WITNESSETH:

1. Omega Healthcare Investors, Inc., a Maryland corporation and Diversicare Corporation of America, a Delaware corporation, entered into a Master Lease dated August 11, 1992 (the "Original Lease"), as evidenced by the Short Form Lease dated August 11, 1992 and recorded on _____________ in Book ____________ at Page _________ in the Office of ___________________________.


2. Lessor and Lessee, as the successors-in-interest to the Original Lease, have entered into a Consolidated, Amended and Restated Master Lease of even date herewith (the "Amended Lease").

3. For and in consideration of the rents reserved and the other covenants contained in the Amended Lease, Lessor has and does hereby continue to lease to Lessee, and Lessee has and does hereby continue to take and rent from Lessor, all of Lessor's rights and interest in and to the parcel of real property described in Exhibit "A" and the improvements, fixtures, personal and other property included within the definition of "Leased Properties" as set forth in the Lease.

4. The Initial Term of the Amended Lease is approximately ten (10) years, commencing October 1, 2000 (the "Commencement Date") and ending on September 30, 2012.

5. As more particularly provided in the Amended Lease, Lessee may elect to renew the original term for one (1) ten (10) year optional renewal periods ("Renewal Terms") for a maximum term, if exercised, of twenty (20) years after the Commencement Date.

6. This instrument is executed and recorded for the purpose of giving notice of Lessee's interest in the Leased Properties and giving notice of the existence of the Lease, to which reference is made for a full statement of the terms and conditions thereof. The respective addresses of the parties hereto are:


                  Lessee:

                               Diversicare Leasing Corp.
                               c/o Advocat, Inc.
                               277 Mallory Station Road, Suite 130
                               Franklin, Tennessee 37067
                               Attn: Chief Financial Officer
                               Telephone:   (615) 771-7575
                               Telecopier:  (615) 771-7409

                  Lessor:

                               Sterling Acquisition Corp.
                               c/o Omega Healthcare Investors, Inc.
                               900 Victors Way, Suite 350
                               Ann Arbor, Michigan 48108
                               Attn.: F. Scott Kellman and Susan Allene Kovach
                               Telephone:   (734) 887-0200
                               Telecopier:  (734) 887-0201

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed by their duly authorized officer or officers and general partners, as applicable, all as of the day and date first above written.

LESSOR:                                       LESSEE:

STERLING ACQUISITION CORP.,                   DIVERSICARE LEASING CORP.,
a Kentucky corporation                        a Tennessee corporation

By:                                            By:
    --------------------                            --------------------------
Name:                                           Name:
Its:                                            Its:

STATE OF MICHIGAN              )
                               )SS
COUNTY OF WASHTENAW            )

         On this _____ day of October,  2000, before me,  __________________,  a
Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, appeared in person the within named Susan A. Kovach, to me personally well known, who stated that they were the Vice President, of STERLING ACQUISITION CORP., a Kentucky corporation, and were duly authorized in their respective capacities to execute the foregoing Memorandum of Amended and Restated Lease for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said Memorandum of Amended and Restated Lease in the capacities and for the consideration and purposed therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this _____ day of October, 2000.
                                            -------------------------------
                                            Notary Public

                                            (NOTARY SEAL)

                                            My commission expires:__________

STATE OF _______________ )
                         )SS
COUNTY OF _____________  )

         On this _____ day of October,  2000, before me,  __________________,  a
Notary Public within and for the County and State aforesaid, duly qualified, commissioned and acting, appeared in person the within named _________________, to me personally well known, who stated that they were the __________________, of DIVERSICARE LEASING CORP., a Tennessee corporation, and were duly authorized in their respective capacities to execute the foregoing Memorandum of Amended and Restated Lease for and in the name and behalf of said corporation, and further stated and acknowledged that they had so signed, executed and delivered said Memorandum of Amended and Restated Lease in the capacities and for the consideration and purposed therein mentioned and set forth.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal on this _____ day of October, 2000.
                                            -------------------------------
                                            Notary Public

                                            (NOTARY SEAL)

                                            My commission expires:__________


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                                   SCHEDULE A

                      Excluded Personal Property of Lessee


1. Lessee's continuous quality improvement program, manuals and materials; management information systems; policy, procedure and educational manuals and materials and similar proprietary property.

2. Computer hardware, and related equipment which is integrated with the computer system maintained by Advocat, and computer software, provided, however, that Lessee shall cause all data that is reasonably necessary for the continuing operation of one or more of the Facilities, and which may be accessed through such computers or software, to be made available to Lessor in a reasonably accessible form without material cost to Lessee.